Rule 497(c)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                         THE TOCQUEVILLE GOVERNMENT FUND

         The Tocqueville Trust (the "Trust") is a Massachusetts business trust that consists of separate series (each, a "Fund," and collectively, the "Funds"). The following Funds are open-end, diversified management investment companies with the following investment objectives:

         THE TOCQUEVILLE FUND -- This Fund's investment objective is long-term capital appreciation primarily through investments in securities of United States issuers. There is minimal emphasis on current income.

         THE TOCQUEVILLE SMALL CAP VALUE FUND -- This Fund's investment objective is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. For purposes of this prospectus, a small capitalization issuer is a company with market capitalization of less than $1 billion. There is minimal emphasis on current income.

         THE TOCQUEVILLE INTERNATIONAL VALUE FUND -- This Fund's investment objective is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of non-U.S. issuers.

         THE TOCQUEVILLE GOVERNMENT FUND - This Fund's investment objective is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government.

         Tocqueville Asset Management L.P. provides each Fund with investment advisory and certain administrative services. This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of each Fund and should be read and retained for future reference. A Statement of Additional Information, dated February 28, 1997, containing additional information about each Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by calling 1-800-697-3863 or writing the Trust c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                                -----------------

         INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK -- INCLUDING POSSIBLE LOSS OF PRINCIPAL -- AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                                -----------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
      THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION  TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                -----------------

                The date of this Prospectus is February 28, 1997.

                                TABLE OF CONTENTS

                                                                            Page

Highlights ................................................................    2
Fee Table..................................................................    5
Financial Highlights.......................................................    6
Performance Calculation....................................................   10
Investment Objective, Policies and Risks...................................   10
Additional Investment Policies and Risk
  Considerations...........................................................   16
Investment Advisor and Investment
  Advisory Agreements......................................................   20
Distribution Plans.........................................................   21
Administrative Services Agreement..........................................   22
Brokerage Allocation.......................................................   22
Purchase of Shares.........................................................   23
Redemption of Shares.......................................................   28
Shareholder Privileges.....................................................   29
Dividends, Distributions and Tax Matters...................................   31
Organization and Description of Shares of
  the Trust................................................................   33
Custodian, Transfer Agent and Dividend
  Paying Agent.............................................................   33
Counsel and Independent Accountants........................................   33
Shareholder Inquiries......................................................   33
Other Information..........................................................   34

                                -----------------

                                   HIGHLIGHTS

WHAT IS THE TOCQUEVILLE TRUST?

         The Tocqueville Trust is a business trust formed under the laws of the Commonwealth of Massachusetts. Each series is an open-end, diversified management investment company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a charge which may be imposed at the time of purchase. As open-end investment companies, the Funds have an obligation to redeem their respective shares held by an investor at the net asset value of the shares next determined after receipt of a redemption request in proper form. (See "Organization and Description of Shares of the Trust.")

WHAT IS THE TOCQUEVILLE FUND AND HOW IS ITS INVESTMENT OBJECTIVE ACHIEVED?

         The Tocqueville Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation primarily through investments in securities of United States issuers. The Fund will invest in common stocks of companies that are considered by its investment advisor to be out of favor and undervalued in relation to their potential growth or earning power. The Fund does not intend to engage on an ongoing basis in short-term trading. (See "Investment Objective, Policies and Risks.")

WHAT IS THE TOCQUEVILLE SMALL CAP VALUE FUND AND HOW IS ITS INVESTMENT OBJECTIVE ACHIEVED?

         The Tocqueville Small Cap Value Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The Fund will invest substantially all and normally no less than 65% of its total assets in a diversified portfolio consisting of common stocks of small capitalization United States companies that are considered by the Investment Advisor to be strong proprietary businesses, to be either out of favor or less well known in the financial community, or to be undervalued in relation to either their potential long-term growth or earning power. The Fund does not intend to engage on an ongoing basis in short-term trading. A small capitalization issuer is a company with market capitalization of less than $1 billion. (See "Investment Objective, Policies and Risks.")

WHAT IS THE TOCQUEVILLE INTERNATIONAL VALUE FUND AND HOW IS ITS INVESTMENT OBJECTIVE ACHIEVED?

         The Tocqueville International Value Fund is an open-end, diversified management investment company which seeks long-term capital appreciation consistent with preservation of capital primarily through investments in securities of non-U.S. issuers. The Fund will invest in securities of companies that are considered by its investment advisor to be out of favor and undervalued in relation to their potential growth or earning power. The Fund will invest at least 65% of its total assets in securities of issuers located in at least three different countries outside the United States, including common stock, investment grade debt convertible into common stock, depository receipts for these securities and warrants. The Fund does not intend to engage on an ongoing basis in short-term trading. (See "Investment Objective, Policies and Risks.")

WHAT IS THE TOCQUEVILLE GOVERNMENT FUND AND HOW IS ITS INVESTMENT OBJECTIVE ACHIEVED?

         The Tocqueville Government Fund is an open-end, diversified management investment company whose investment objective is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S.Government or instrumentalities that have been established or sponsored by the U.S. Government.

         The Fund will invest at least 65% of its assets in short and intermediate-term securities backed by the full faith and credit of the U.S.Government, as well as in repurchase agreements collateralized by such securities. Also, at least 50% of the Fund's assets will be invested in U.S.Treasury bills, notes and bonds, as well as in repurchase agreements collateralized by such securities. The dollar-weighted average maturity of the Fund is expected to range from 0 to 12 years.

         The balance of the Fund's assets may be invested in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S.
Government, as well as in repurchase agreements collateralized by such securities. The Fund may also invest in bond (interest rate) futures and options to a limited extent. (See "Investment Objective, Policies and Risks.")

WHO MANAGES THE FUNDS?

         Tocqueville Asset Management L.P. (the "Investment Advisor") serves as each Fund's investment advisor pursuant to an Investment Advisory Agreement. Under the terms of each Agreement, the Investment Advisor supervises all aspects of a Fund's operations and provides investment advisory services. As compensation, the Investment Advisor receives a fee based on each Fund's average daily net assets. The Investment Advisor also is engaged in the business of acting as investment advisor to private accounts with combined assets of more than $600 million. (See "Investment Advisor and Investment Advisory Agreements.")

DISTRIBUTION PLANS

         Each Fund has adopted a distribution plan, pursuant to Rule 12b-1 of the 1940 Act, that allows a Fund to incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets. (See "Distribution Plans").

SPECIAL RISK CONSIDERATIONS

         An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Funds, including those relating to investments in foreign securities and option transactions. In addition, an investor in The Tocqueville Small Cap Value Fund should be aware that investments in small capitalization issuers may be more volatile than investments in issuers with market capitalization greater than $1 billion due to the lack of diversification in the business activities, and corresponding greater susceptibility to changes in the business cycle of small capitalization issuers. An investor in The Tocqueville Government Fund should be aware that the net asset value of the Fund will fluctuate as general levels of interest rates fluctuate. When interest rates decline, the net asset value of the Fund can be expected to rise, and, conversely, when interest rates rise, the net asset value of the Fund can be expected to fall. (See "Investment Objective, Policies and Risks" and "Additional Investment Policies and Risk Considerations.")

                                    FEE TABLE

                                                  TOCQUEVILLE        SMALL CAP        INTERNATIONAL     GOV'T
                                                     FUND            VALUE FUND         VALUE FUND      FUND
                                                     ----            ----------         ----------      ----

SHAREHOLDER TRANSACTION EXPENSES:
         Maximum Sales Load on Purchases.......         4.00%             4.00%           4.00%         4.00%

         Maximum Sales  Load Imposed on
            Reinvested Dividends...............         None              None            None          None

         Maximum Deferred Sales Load...........         None              None            None          None
         Redemption Fee                                  *                 *               *             *
         Exchange Fee                                    **                **              **            **

ANNUAL FUND OPERATING EXPENSES:
         (as a % of average net assets)
         Management Fee........................          .75%             .75%           1.00%          .50%
         12b-1 Fee(1)..........................          .25%             .25%            .25%          .25%
         Other Expenses (after fee waivers)....          .40%             .75%            .75%          .25%
                                                       ------           ------          ------         -----
Total Operating Expenses (after fee waivers)...         1.40%(2)         1.75%(2)        2.00(2)       1.00%(3)

----------
(1) Under each Fund's Distribution Plan, the Advisor is permitted to carry forward expenses not reimbursed by the distribution fee to subsequent fiscal years for submission by the Fund for payment, subject to the continuation of the Plan. Such amounts are not recognized in the Fund's financial statements as expenses and liabilities, since the Distribution Plan can be terminated on an annual basis without further liability to the Fund. The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of distribution fees, a long-term shareholder in the Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.

(2) Total Operating Expenses reflect the voluntary waiver and/or the reimbursement of certain expenses. Absent such voluntary waiver and/or reimbursement, Other Expenses and Total Operating Expenses for each Fund would be: Tocqueville Fund: .65% and 1.65%, respectively; Tocqueville Small Cap Value Fund: 1.69% and 2.69%, respectively; and Tocqueville International Value Fund: 1.28% and 2.53%, respectively. The Advisor has voluntarily undertaken to waive and/or reimburse expenses during the current fiscal year so that Total Fund Operating Expenses do not exceed those stated in the Fee Table. Should the Advisor decide during the current fiscal year that such waiver and/or reimbursement cannot be maintained, shareholders will receive 30 days notice of the change.

(3) Tocqueville Government Fund's operating expenses will be capped at 1% through November 29, 1999. Without voluntary fee waivers, deferrals and/or expense reimbursements, Other Expenses would be 1.97% and Total Operating Expenses would be 2.72%.

* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.

**   The Transfer Agent charges a $5 fee for each telephone exchange.

EXAMPLE:  You would pay the following  expenses on a $1000 investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                           ------       -------      -------     --------
Tocqueville Fund                              $54          $ 83       $114          $201
Tocqueville Small Cap Value Fund              $57          $ 93       $131          $238
Tocqueville International Value Fund          $59          $100       $143          $263

Tocqueville Government Fund                   $50          $ 71       $ 93          $158

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in a Fund will bear directly or indirectly. The "Annual Fund Operating Expenses" summary shows the management fee, Rule 12b-1 fee, and other operating expenses expected to be incurred by each Fund during the current fiscal year. The
"Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses" remain the same in the years shown. The example includes the initial sales charge.

         These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

         The tables below set forth certain financial information with respect to the financial highlights for the Funds for the periods indicated. The information below has been derived from financial statements audited by McGladrey & Pullen, LLP as independent accountants for the Trust, whose reports thereon, together with the financial statements of the Funds, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding of each Fund for each period indicated.


                              THE TOCQUEVILLE FUND

                                                                                    YEAR ENDED OCTOBER 31,
                                                         1996           1995            1994          1993             1992
                                                         ----           ----            ----          ----             ----
Per share operating performance
    (For a share outstanding throughout the
    period)
Net asset value, beginning of period ........            $14.07         $13.74         $13.67         $11.83         $11.33
                                                         ------         ------         ------         ------         ------
    Income (loss) from investment operations:
    Net investment income (loss) ............              0.07           0.15           0.12           0.11           0.17
    Net realized and unrealized gain (loss)                2.92           1.70           0.88           2.55           1.33
                                                           ----           ----           ----           ----           ----
       Total from investment operations .....              2.99           1.85           1.00           2.66           1.50
                                                           ----           ----           ----           ----           ----
     Less distributions:
    Dividends from net investment income ....             (0.15)         (0.11)         (0.14)         (0.16)         (0.36)
    Distributions from net realized gains ...             (1.06)         (1.41)         (0.79)         (0.66)         (0.64)
                                                          -----          -----          -----          -----          -----
       Total Distributions ..................             (1.21)         (1.52)         (0.93)         (0.82)         (1.00)
                                                          -----          -----          -----          -----          -----
Change in net asset value for the period ....              1.78           0.33           0.07           1.84           0.50
                                                           ----           ----           ----           ----           ----
Net asset value, end of period ..............            $15.85         $14.07         $13.74         $13.67         $11.83
                                                         ======         ======         ======         ======         ======
Total Return(a) .............................             22.7%          16.0%           7.7%          23.7%          14.9%
Ratios/supplemental data:
Net assets, end of period (000) .............            $42,414        $33,438        $29,140        $27,745        $19,496
Ratio to average net assets :
     Expenses(b) ............................              1.49%          1.54%          1.54%          1.56%          1.74%
    Net investment income(b) ................               .44%          1.07%          0.87%          0.96%          1.44%
Portfolio turnover rate .....................                48%            47%            52%            64%            89%
Average commission rate paid(c) .............            $.0596


                                                                                    YEAR ENDED OCTOBER 31,
                                                         1991          1990            1989           1988           1987**
                                                         ----          ----            ----           ----           ------
Per share operating performance
    (For a share outstanding throughout the
    period)
Net asset value, beginning of period ........            $10.21         $11.33          $9.98          $8.63         $10.00
                                                         ------         ------          -----          -----         ------
    Income (loss) from investment operations:
    Net investment income (loss) ............              0.33           0.56           0.33           0.08             --
    Net realized and unrealized gain (loss)                1.41          (0.90)          1.29           1.68          (1.37)
                                                           ----          -----           ----           ----          -----
       Total from investment operations .....              1.74          (0.34)          1.62           1.76          (1.37)
                                                           ----          -----           ----           ----          -----
     Less distributions:
    Dividends from net investment income ....             (0.51)         (0.37)         (0.06)         (0.02)            --
    Distributions from net realized gains ...             (0.11)         (0.41)         (0.21)         (0.39)            --
                                                          -----          -----          -----          -----
       Total Distributions ..................             (0.62)         (0.78)         (0.27)         (0.41)            --
                                                          -----          -----          -----          -----
Change in net asset value for the period ....              1.12          (1.12)          1.35           1.35          (1.37)
                                                           ----          -----           ----           ----          -----
Net asset value, end of period ..............            $11.33         $10.21         $11.33          $9.98          $8.63
                                                         ======         ======         ======          =====          =====
Total Return(a) .............................             17.7%          (3.4)%         16.7%          21.1%         (13.70)%
Ratios/supplemental data:
Net assets, end of period (000) .............            $17,388        $13,377        $17,014        $15,515         $9,477
Ratio to average net assets :
     Expenses(b) ............................              1.96%          1.61%          1.70%          2.09%          2.50%
    Net investment income(b) ................              3.38%          4.71%          2.86%          0.85%         (0.03)%*
Portfolio turnover rate .....................                97%           125%            34%            65%            73%
Average commission rate paid(c) .............

-------------------
(a)  Does not include maximum initial sales charge of 4.00%.
(b) Net of fees waived amounting to 0.16%, 0.02%, 0.61% and 0.16% of average net assets, for the periods ended October 31, 1996, 1995, 1988 and 1987, respectively.
(c)  Average  per  share   amounts  of   brokerage   commissions   on  portfolio
     transactions. Required by regulations issued in 1995.
*    Annualized.
**   From commencement of operations, January 13, 1987.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                                                                                             PERIOD FROM
                                                                YEAR ENDED OCTOBER 31,      AUGUST 1, 1994
                                                                 1996           1995     TO OCTOBER 31, 1994
                                                                 ----           ----     -------------------
Per share operating performance
(For a share outstanding throughout the period)
         Net asset value, beginning of period............         $11.91        $10.22         $10.00
                                                                  ------        ------         ------
         Income (loss) from investment operations:
          Net investment income (loss)..................          (0.10)        (0.05)           0.02
          Net realized and unrealized gain (loss)........           2.33          1.96           0.20
                                                                  ------       -------         ------
                  Total from investment operations.......           2.23          1.91           0.22
                                                                  ------       -------         ------
         Less Distributions:
         Dividends from net investment income............            --         (0.03)             --
          Distributions from net realized gains..........         (0.77)        (0.19)             --
                                                                  ------     ---------         ------
                  Total Distributions....................         (0.77)        (0.22)             --
                                                                  ------     ---------         ------
Change in net asset value for the period.................           1.46          1.69           0.22
                                                                  ------      --------         ------
Net asset value, end of period...........................         $13.37       $ 11.91         $10.22
                                                                  ======       =======         ======
Total Return(a)..........................................          19.7%         19.2%           2.2%
 Ratios/supplemental data:
Net assets, end of period (000)..........................        $11,545        $9,383         $6,755
Ratio to average net assets :
         Expenses(b).....................................          2.36%         2.50%         2.08%*
          Net investment income(b).......................        (1.18)%       (0.53)%         0.85%*
 Portfolio turnover rate.................................           107%           88%             9%
Average commission rate paid(c)                                   $.0599

--------------------
(a) Does not include maximum initial sales charge of 4.00%. For the period ended October 31, 1994, not annualized.
(b) Net of fees waived amounting to 0.33%, 0.33% and 0.75% of average net assets for the periods ended October 31, 1996, 1995, and 1994, respectively.
(c) Average per share amounts of brokerage commissions on portfolio transactions. Required by regulations issued in 1995.
*    Annualized.

                   THE TOCQUEVILLE INTERNATIONAL VALUE FUND(1a/c)

                                                                                         PERIOD FROM
                                                            YEAR ENDED OCTOBER 31,      AUGUST 1, 1994
                                                             1996           1995     TO OCTOBER 31, 1994
                                                             ----           ----     -------------------
Per share operating performance
(For a share outstanding throughout the period)
   Net asset value, beginning of period ..............       $10.83           $10.02        $10.00
                                                             ------           ------        ------
   Income (loss) from investment operations:
    Net investment income (loss) .....................         0.16            (0.01)        (0.04)
    Net realized and unrealized gain (loss) ..........         1.58             0.82          0.06
                                                             ------           ------        ------
       Total from investment operations ..............         1.74             0.81          0.02
                                                               ----           ------        ------
   Less Distributions:
   Dividends from net investment income...............           --               --            --
   Distributions from net realized gains .............           --               --            --
                                                             ------           ------        ------
        Total Distributions ..........................           --               --            --
                                                             ------           ------        ------
Change in net asset value for the period .............         1.74             0.81          0.02
                                                             ------           ------        ------
Net asset value, end of period .......................       $12.57           $10.83        $10.02
                                                             ======           ======        ======
Total Return(b) ......................................        16.1%             8.1%          0.2%
 Ratios/supplemental data:
Net assets, end of period (000) ......................      $23,932           $6,270        $2,516
Ratio to average net assets:
   Expenses(c) .......................................         1.98%            4.43%         6.18%(c)
   Net investment income(c) ..........................         1.45%           (0.53)%       (2.47)%(e)
 Portfolio turnover rate .............................          135%             109%            0%
Average commission rate paid(d) ......................       $.0040

--------------------
(a) Effective February 28, 1997, The Tocqueville Europe Fund changed its investment objective and policies to invest primarily in the securities of non-U.S. issuers as described in this Prospectus. In addition, the name of the Fund was changed to The Tocqueville International Value Fund.
(b)    Does not include maximum initial sales charge of 4.00%.
(c) Net of fees waived amounting to .55%, 1.28% and 1.00% of average net assets for the periods ended October 31, 1996, 1995, and 1994, respectively.
(d) Average per share amounts of brokerage commissions on portfolio transactions. Required by regulations issued in 1995.
(e)    Annualized.

                         THE TOCQUEVILLE GOVERNMENT FUND

                                                                                         PERIOD FROM
                                                                                      SEPTEMBER 4, 1995
                                                                    YEAR ENDED           TO OCTOBER 31,
                                                                 OCTOBER 31, 1996           1995
                                                                 ----------------           ----
Per share operating performance
(For a share outstanding throughout the period)
    Net asset value, beginning of period......................         $ 10.05            $ 10.00
                                                                       -------            -------
    Income (loss) from investment operations:
    Net investment income (loss)..............................            0.49               0.05
    Net realized and unrealized gain (loss)...................            0.08               0.05
                                                                       -------             ------
       Total from investment operations.......................            0.57               0.10
                                                                       -------             ------
    Less Distributions:
    Dividends from net investment income......................          (0 .49)             (0.05)
    Distributions from net realized gains.....................              --                 --
                                                                       -------            -------
       Total distributions....................................           (0.49)             (0.05)
                                                                       --------           --------
Change in net asset value for the period......................         $  0.08               0.05
                                                                       -------            -------
    Net asset value, end of period............................         $ 10.13            $ 10.05
                                                                       =======            =======
Total Return (a)..............................................            5.9%               6.3%(c)
Ratios/supplemental data:
Net assets, end of period.....................................          $9,788            $6,506
Ratio to average net assets :
    Expenses(b)...............................................            1.47%              2.74%(c)
    Net investment income(b).................................             4.94%              3.08%(c)
Portfolio turnover rate.......................................              85%                0%

--------------------
(a)  Does not include maximum initial sales charge of 4.00%.
(b) Net of fees waived amounting to 1.25% and 0.77% of average net assets for the periods ended October 31, 1996 and 1995, respectively.
(c)  Annualized.

                             PERFORMANCE CALCULATION

         Each Fund calculates performance on a total return basis for various periods. The total return basis combines changes in principal and dividends and distributions for the periods shown, as well as the deduction of all charges and expenses. The total return basis reflects the deduction of the maximum initial sales charge at the time of purchase. Principal changes are based on the difference between the beginning and closing net asset value for the period. Calculations assume reinvestment of all dividends and distributions paid by each Fund. Dividends and distributions are comprised of net investment income and net realized capital gains, respectively. In addition, each Fund may calculate performance on a total return basis at net asset value.

         Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

         Comparative performance information may be used from time to time in the advertising or marketing of each Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar Mutual Funds. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. All advertisements of a Fund will disclose the maximum sales charge to which investments in shares of the Fund may be subject.

         The Tocqueville Government Fund will provide 30-day "yield" quotations. The "yield" quotations of the Fund will be based upon net investment income earned by the Fund over a thirty day or one month period (which period shall be stated in any advertisement or communication with a shareholder). The "yield" is then "annualized" by assuming that the income generated over the period will be generated over a one year period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

         Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that a Fund will achieve its investment objective.

THE TOCQUEVILLE FUND

         The investment objective of The Tocqueville Fund is long-term capital appreciation. Toward this end the Fund invests in a diversified portfolio consisting of common stocks of United States companies that are considered by the Investment Advisor to be out of favor and undervalued in relation to their potential growth or earning power. Generally, stocks which have under performed market indices such as Standard & Poor's Composite Index for at least one year and companies which have a historically low stock price in relation to such factors as sales, potential earnings or underlying assets will be considered by the Investment Advisor to be out of favor. The Investment Advisor searches for companies based on its judgment of relative value and growth potential. The potential growth and earning power of a company will be evaluated by the Investment Advisor either on the basis of past growth and profitability, as reflected in their financial statements, or on the Investment Advisor's conclusion that the company has achieved better results than similar companies in a depressed industry which the Investment Advisor believes will improve within the next two years. There is no assurance that the Investment Advisor's evaluation will be accurate in its selection of stocks for the Fund's portfolio or that the Fund's objective will be achieved. If the stocks in which the Fund invests never attain their perceived potential or the valuation of such stocks in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such stocks.

         The Fund may invest up to 25% of its total assets in common stock of foreign companies which are traded in the United States or purchase American Depository Receipts (ADRs). The Fund also may invest up to 10% of its total assets in gold bullion from U.S. institutions. Gold bullion assists the Fund in its goal of capital appreciation because the price of gold bullion tends to rise during periods of economic or political instability. In addition, the Fund may invest up to 5% of its net assets in repurchase agreements which are fully collateralized by obligations of the U.S. Government or U.S. Government agencies. The Fund may also invest up to 5% of its total assets in debt instruments convertible into common stock. The Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

         Special Considerations. The Investment Advisor will manage the Fund's portfolio to assure that the Fund will not acquire or dispose of gold bullion if such acquisition or disposition would risk the Fund's status as a regulated investment company under the Internal Revenue Code. In general, the Fund could fail to qualify as a regulated investment company if the Fund derived 10% or more of its gross income from gains from sales or other dispositions of gold bullion. The Fund may be required to make less than optimal investment decisions, including foregoing the opportunity to realize gains, if necessary to permit the Fund to qualify as a regulated investment company. In addition, the Fund's investments in gold bullion subject the Fund to the following risks: the price of gold bullion may be subject to wide fluctuation; the market for gold bullion is relatively limited; the sources of gold bullion are concentrated in countries with potential instability; and currently the market for gold bullion is unregulated. Investments in gold bullion will cause the Fund to incur additional costs for insurance, shipping and storage.

THE TOCQUEVILLE SMALL CAP VALUE FUND

         The Tocqueville Small Cap Value Fund's investment objective is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. While the Fund expects to receive some dividends and interest from its portfolio investments, income generation is only an incidental objective of the Fund. In the pursuit of its objective, the Fund intends to invest substantially all and normally no less than 65% of its total assets in a diversified portfolio consisting of common stocks of small capitalization United States companies that are considered by the Investment Advisor to be strong proprietary businesses, to be either out of favor or less well known in the financial community, or to be undervalued in relation to either their potential long-term growth or earning power. Companies with market capitalizations of less than $1 billion are deemed to have a small capitalization and to be generally less well known. Generally, stocks which have underperformed market indices such as the Standard & Poor's Composite Index for at least one year and companies which have a historically low stock price in relation to such factors as sales, potential earnings or underlying assets will be considered by the Investment Advisor to be out of favor. Strong proprietary businesses generally have some but not necessarily all of the following characteristics: capable management; good finances; strong manufacturing; broad distribution; and, lastly, products which are somewhat differentiated from their competitors.

         The Investment Advisor will identify companies that are undervalued based on its judgment of relative value and growth potential. The growth potential and earning power of a company will be evaluated by the Investment Advisor on the basis of past growth and profitability, as reflected in its financial statements, on the basis of potential new products resulting from research and development spending, or on the Investment Advisor's conclusion that the company has achieved better results than similar companies in a depressed industry which the Investment Advisor believes will improve within the next two years. There is no assurance that the Investment Advisor's evaluation will be accurate in its selection of stocks for the Fund's portfolio or that the Fund's objective will be achieved. If the stocks in which the Fund invests never attain their perceived potential of if the valuation of such stocks in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or, instead, a depreciation in the value of such stocks.

         In addition, the Fund may invest up to 25% of its total assets in common stock of small capitalization companies located in developed countries in Europe and Asia. Such securities will be denominated in foreign currencies and will be listed on a foreign stock exchange. See "Additional Investment Policies and Risk Considerations - Risks Associated with Foreign Investments."

         The Fund may invest up to 25% of its total assets in common stock of foreign companies which are traded in the United States or purchase ADRs. The Fund also may invest: (1) up to 5% of its net assets in repurchase agreements which are fully collateralized by U.S. Government obligations or obligations of its agencies or instrumentalities, or short-term money market securities; and
(2) up to 10% of its total assets in investment grade debt instruments convertible into common stock. The Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund, however, may not purchase securities while borrowings exceed 5% of the value of its total assets.

         Special Considerations. An investor should be aware that investment in small capitalization issuers carry more risks than issuers with market capitalization greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small capitalization issuers may be more volatile.

THE TOCQUEVILLE INTERNATIONAL VALUE FUND

          The investment objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of non-U.S. issuers. Toward this end the Fund invests in a diversified portfolio consisting of common stocks of companies that are considered by the Investment Advisor to be out of favor and undervalued in relation to their potential growth or earning power. Generally, stocks which have under performed market indices for at least one year and companies which have a historically low stock price in relation to such factors as sales, potential earnings or underlying assets will be considered by the Investment Advisor to be out of favor. The Investment Advisor searches for companies based on its judgment of relative value and growth potential. The potential growth and earning power of a company will be evaluated by the Investment Advisor either on the basis of past growth and profitability, as reflected in their financial statements, or on the Investment Advisor's conclusion that the company has achieved better results than similar companies in a depressed industry which the Investment Advisor believes will improve within the next two years. There is no assurance that the Investment Advisor's evaluation will be accurate in its selection of stocks for the Fund's portfolio or that the Fund's objective will be achieved. If the stocks in which the Fund invests never attain their perceived potential or the valuation of such stocks in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such stocks. Under normal conditions, at least 65% of the Fund's total assets will be invested in at least three different countries outside the United States. The Fund will invest most of its assets in developed countries, although it may purchase securities of companies located in developing countries . In addition, the Fund may invest up to 20% of its assets in the United States.

         The Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

          Special Considerations. The Tocqueville International Value Fund may invest in all types of securities, most of which will be denominated in foreign currencies. Since opportunities for long-term growth are primarily expected from equity securities, the Fund will normally invest substantially all of its assets in such securities, including common stock, investment grade debt convertible into common stock, depository receipts for these securities and warrants. Each Fund may, however, invest in preferred stock and investment grade debt securities if the Investment Advisor believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities. The Fund's objective is capital appreciation, placing emphasis on dividends or interest income only when it believes that such income will have a favorable influence on the market value of a security.

         All common stock in which the Fund will invest will be listed on a foreign stock exchange or traded in an over-the-counter market. There is no minimum capitalization requirement for a security to be eligible for inclusion in the Fund's portfolio. The Fund will generally purchase securities of medium to large size companies in the principal international markets, although it may purchase securities of companies which have a lower market capitalization on the smaller regional markets.

         By investing in foreign securities, the Investment Advisor will attempt to take advantage of differences between economic trends and performance of securities markets in various countries. When allocating investments among individual countries, the Investment Advisor will consider various criteria that in its view are deemed relevant based on its experience, such as the relative economic growth potential of the various economies and the performance of securities markets in the region, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other and during certain periods the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Investment Advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and also achieve increased diversification. The Fund will gain increased diversification by combining securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment holdings. Of course, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

THE TOCQUEVILLE GOVERNMENT FUND

         The Tocqueville Government Fund's investment objective is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government.

         In pursuit of its objective, the Fund intends to invest at least 65% of its assets in short and intermediate term securities backed by the full faith and credit of the U.S. Government, as well as in repurchase agreements collateralized by such securities. Also, at least 50% of the Fund's assets will be invested in U.S. Treasury bills, notes and bonds, as well as in repurchase agreements collateralized by such securities. The dollar-weighted average maturity of the Fund is expected to range from 0 to 12 years.

         The balance of the Fund's assets may be invested in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S.
Government, as well as in repurchase agreements collateralized by such securities. The Fund may also invest in bond (interest rate) futures and options to a limited extent.

         The Fund may invest up to 35% of its assets in Government National Mortgage Association ("GNMA") pass-through certificates. GNMA pass-through certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. Monthly mortgage payments of both interest and principal "pass through" from homeowners to certificate investors, such as the Fund. The Fund reinvests the principal portion in additional securities and distributes the interest portion as income to the Fund's shareholders. Under normal circumstances, GNMA pass-through certificates are expected to provide higher yields than U.S. Treasury securities of comparable maturity.

         The mortgage loans underlying GNMA pass-through certificates--issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations--are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). Each pool of mortgage loans must also be approved by GNMA, a U.S. Government corporation within the U.S. Department of Housing and Urban Development. Once GNMA approval is obtained, the timely payment of interest and principal on each underlying mortgage loan is guaranteed by the "full faith and credit" of the U.S. Government.

         Although stated maturities on GNMA pass-through certificates generally range from 25 to 30 years, effective maturities are usually shorter due to the prepayment of the underlying mortgages by homeowners. On average, GNMA pass-through certificates are repaid within 12 years and so are classified as intermediate-term securities.

         The Fund also may invest up to 35% of its assets in: (a) agencies or instrumentalities of the U.S. Government, including but not limited to: (i) fixed rate or adjustable rate mortgage-backed securities issued or guaranteed by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and (ii) securities issued by the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank System ("FHLB"); and (b) collateralized mortgage obligations ("CMOs"). The Fund will limit its investments in CMOs to 10% of its portfolio.

         FNMA mortgage securities are pass-through mortgage-backed securities that are issued by FNMA, a U.S. Government sponsored corporation owned by private stockholders. FNMA mortgage securities are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC mortgage securities are mortgage-backed securities representing interests in residential mortgage loans pooled by FHLMC, a U.S. Government sponsored corporation. FHLMC mortgage securities are guaranteed as to timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government.

         SLMA securities consist of debt obligations including nonguaranteed discount notes, short-term floating rate notes, long-term floating rate securities and fixed-rate securities. SLMA securities are supported by the ability of SLMA to borrow from the U.S. Government, but are not backed by the full faith and credit of the U.S. Government.

         FHLB securities are debt securities issued in the form of consolidated bonds and discount notes. FHLB securities are supported by the ability of FHLB to borrow from the U.S. Government, but are not backed by the full faith and credit of the U.S. Government.

         CMOs are mortgage securities that are collateralized by the original mortgage loan or mortgage pass-through security and redirect the cash flow of such loan or pass-through security to the individual bond holders. The cash flows may show very different market characteristics than the original loan depending on how the CMO is structured. The Fund may only invest in CMOs that are backed by the full faith and credit of the U.S. Government, FNMA or FHLMC and are determined not to be "high-risk" under guidelines issued by the Federal Financial Institutions Examination Council ("FFIEC"). The test established by FFIEC determines whether additional capital is required by the institution to cover potential market risk. In order to qualify as an eligible investment, a CMO must meet each of the following criteria: (i) the weighted average life ("WAL") is under 10 years; (ii) the WAL cannot shorten more than 6 years or lengthen more than 4 years in a 300 basis point interest rate movement; and (iii) the price cannot move more than 17% in a 300 basis point interest rate movement. FFIEC requires independent verification of this test.

         Special Considerations. Shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies or instrumentalities. Moreover, the net asset value of the shares of an open-end investment company such as the Fund, which invests in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the net asset value of the Fund can be expected to rise. Conversely, when interest rates rise, the net asset value of the Fund can be expected to decline and the expected maturity of its mortgaged backed securities may increase, which will have the effect of increasing the duration of the Fund's portfolio, resulting in greater price volatility and investment risk.

         Unlike other government securities, mortgage-backed securities are subject to "prepayment risk" and "extension risk". Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages, thereby repaying the principal prior to the scheduled payment date to the holders of the securities. The Fund must then reinvest the unanticipated principal in government or agency securities, at a time when interest rates are falling. Prepayment risk has two important effects on the Fund:

     o When interest rates fall and additional mortgage payments must be reinvested at lower interest rates, the income of the Fund will be reduced; and

     o When interest rates fall, prices on mortgage-backed securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

Extension risk is the possibility that, as interest rates rise, prepayments of mortgages will decrease, thereby increasing the expected duration of the Fund's mortgage-backed securities. As the duration of a mortgage security increases, its market value decreases at an accelerating rate. Accordingly, in an upwardly moving interest rate environment, mortgage-backed securities may depreciate more quickly than other types of debt instruments.

         An investor in the Fund should carefully consider the affects of prepayment risk and extension risk created by large exposures to mortgage-backed securities when comparing this Fund to other government funds.

             ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The following investment strategies and techniques are not fundamental policies of the Funds and may be changed without prior shareholder approval. Each Fund will notify shareholders in writing and amend the Prospectus accordingly should any such modifications in investment strategies or techniques occur.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Each Fund will receive interest from the institution until the time when the repurchase is to occur.

         A Fund will always receive collateral (i.e., U.S. Government obligations or obligations of its agencies or instrumentalities, or short-term money market securities) acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence of book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and the Fund might incur disposition costs in liquidating the collateral. Each Fund attempts to minimize such risks specifying the required value of the underlying collateral.

ILLIQUID SECURITIES

         Each Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED SECURITIES

         Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. The Investment Advisor will determine the liquidity of Rule 144A securities under the supervision of the Board of Trustees . The liquidity of Rule 144A securities will be monitored by the Investment Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

TEMPORARY INVESTMENTS

         The Tocqueville Fund, The Tocqueville Small Cap Value Fund, and The Tocqueville International Value Fund do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Investment Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When a Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization
("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation ("S&P") or "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Investment Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees (the "Trustees").

PORTFOLIO TURNOVER

         It is anticipated that the annual turnover rate for each Fund should not exceed 150%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

INVESTMENTS IN DEBT SECURITIES

         With respect to investment by The Tocqueville Small Cap Value Fund and The Tocqueville International Value Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Investment Advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P .
Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive, therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         The Tocqueville Small Cap Value Fund and The Tocqueville International Value Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Investment Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of other investment companies.

SHORT SALES

         The Tocqueville Fund and The Tocqueville Small Cap Value Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such a transaction serves to defer a gain or loss for Federal income tax purposes.

OPTIONS TRANSACTIONS

          The Tocqueville International Value Fund may purchase put and call options on securities and on stock indices to attempt to hedge its portfolio and to increase its total return. The Fund may purchase call options when, in the opinion of the Investment Advisor, the market price of the underlying security or index will increase above the exercise price. The Fund may purchase put options when the Investment Advisor expects the market price of the underlying security or index to decrease below the exercise price. When the Fund purchases a call option it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

          The Fund may purchase puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by purchasing puts on that foreign currency. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls on that foreign currency. However, in the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. This discussion is a general summary. See the Statement of Additional Information for information concerning the Fund's options transactions and strategies.

FUTURES AND OPTIONS ON FUTURES TRANSACTIONS

         The Tocqueville Government Fund may enter into futures contracts which provide for the future acquisition or delivery of fixed income securities or which are based on indexes of fixed income securities. This investment technique is designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds which are intended to be purchased at a later date. If interest rates move in an unexpected manner, the Fund will not achieve the full anticipated benefits of futures contracts or may realize a loss. The Fund may also purchase options on futures contracts for hedging purposes.

         The Tocqueville International Value Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         Although the Fund is permitted to engage in the purchase and sale of futures contracts and options thereon solely for hedging purposes, the use of such instruments does involve certain transaction costs and risks.
 The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on related indexes depends on the degree to which movements in the value of the currencies, securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. While the Fund will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Investment Advisor's judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract.

WRITING COVERED CALL OPTION CONTRACTS

         The Tocqueville Government Fund may write (sell) covered call options in order to hedge against changes in the market value of the Fund's securities caused by fluctuating interest rates. The Tocqueville International Value Fund may write covered call options on securities or stock indices, but will not write such options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of its net assets. A call option is "covered" if the Fund owns the underlying security covered by the call. The Fund will not write covered call option contracts for speculative purposes.

         When a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

         Risks associated with writing covered call option contracts are similar to the risks discussed in the section concerning "Futures and Options on Futures Transactions," above.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

         GENERAL. Consistent with their respective investment objectives and policies, The Tocqueville Fund and The Tocqueville Small Cap Value Fund may invest indirectly in foreign assets through ADRs, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and The Tocqueville Small Cap Value Fund and The Tocqueville International Value Fund may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

         The value of each Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, each Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

         SPECIAL RISKS ASSOCIATED WITH THE TOCQUEVILLE INTERNATIONAL VALUE FUND. In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

          The Fund may invest, without limit, in companies located in emerging markets. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENTS

         Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreements") which provides that the Investment Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of such investments. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, on a regular basis, and recommending the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Board of Trustees. The Investment Advisor is an affiliate of Tocqueville Securities L.P., each Fund's distributor.

         Francois Sicart serves the Investment Advisor as the co-manager of The Tocqueville Fund, and as the portfolio manager of The Tocqueville International Value Fund . Mr. Sicart, the Chairman of Tocqueville Management Corporation, the general partner of the Investment Advisor, has been a principal manager of The Tocqueville Fund since its inception in 1987. Prior to forming the Investment Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts.

         Robert W. Kleinschmidt serves the Investment Advisor as the co-manager of The Tocqueville Fund and The Tocqueville Government Fund. Mr. Kleinschmidt is the President of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. since 1978, resigning as a partner in 1991.

         Jean-Pierre Conreur is the portfolio manager of The Tocqueville Small Cap Value Fund. Mr. Conreur, a graduate of Lycee Chanzy in 1954, was employed as a research analyst at Tucker Anthony, Incorporated from April 1976 to December 1983. From December 1983 to March of 1990, he held the position of Vice President--Foreign Department at Tucker Anthony. Since the formation of the Investment Advisor, Mr. Conreur has held the title of Executive Vice President and Director of Tocqueville Management Corporation. He is also a trustee of the Investment Advisor's retirement plan.

         Christopher P. Culp serves the Investment Advisor as co-manager of The Tocqueville Government Fund. He was a Vice President of Belle Haven Investments L.P. from 1994 to 1995, before joining the Investment Advisor, and was (i) an independent financial consultant from 1993 to 1994, and (ii) a bond trader with Swiss Bank Corp. from 1991 to 1993 and with Carroll McEntee, a subsidiary of HSBC Corp., from 1990 to 1991.

         Under the terms of the Agreements, each Fund pays the cost of all its expenses (other than those expenses specifically assumed by the Investment Advisor or the Fund's distributor), including the pro rata costs incurred in connection with each Fund's maintenance of its registration under the 1933 Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports, trustees' fees and shareholder meetings.

         The Investment Advisor receives a fee from: (1) both The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and
 .65% of average daily net assets in excess of $500 million; (2) The Tocqueville International Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million; and (3) The Tocqueville Government Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .50% on the first $500 million of the average daily net assets of the Fund, .40% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .30% of average daily net assets in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares.

                               DISTRIBUTION PLANS

         Each Fund has adopted a distribution plan (each a "Plan") pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Plans, a Fund may incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets.

         The Plans provide that a Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities" or the "Distributor"), the Fund's distributor, who enter into agreements with the Fund or Tocqueville Securities. The Plans will only make payments for expenses actually incurred on a first-in, first-out basis. The Plans may carry forward for an unlimited number of years any unreimbursed expenses. If a Plan is terminated in accordance with its terms, the obligations of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates. (See the Statement of Additional Information--"Distribution Plan" for further information about the Plan.)

         As of October 31, 1996, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, and The Tocqueville Government Fund had $96,670, $78,055, $71,716 and $22,255, respectively, of unreimbursed distribution expenses (0.23%, 0.68%, 0.30% and 0.23%, respectively, as a percentage of each Fund's net assets). (See the Statement of Additional Information--"Distribution Plans" for further information about the Plans.)

                       ADMINISTRATIVE SERVICES AGREEMENTS

         Under an Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of a Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to a Fund may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives with respect to each Fund a fee computed and paid monthly at an annual rate of .15% of the average daily net assets of the Fund. Certain administrative responsibilities have been delegated to and are being performed by Firstar Trust Company.

                              BROKERAGE ALLOCATION

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Investment Advisor. The
Investment Advisor, subject to obtaining the best price and execution, may allocate brokerage transactions in a manner that takes into account the sale of shares of each Fund. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Funds' brokerage allocation policies may permit each Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. Subject to the supervision of the Trustees, the Investment Advisor is authorized to allocate brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. It is expected that brokerage will be allocated to the Distributor, Tocqueville Securities L.P., an affiliate of the Investment Advisor. For a complete discussion of portfolio transactions and brokerage allocation, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

                               PURCHASE OF SHARES

GENERAL INFORMATION

         Shares are sold to investors at the net asset value next determined after a purchase order becomes effective (as described below) plus a varying initial sales charge.

         The minimum initial investment in The Tocqueville Trust is $5,000 except for 401(k), IRA, Keogh and other pension or profit sharing plan accounts where the minimum is $2,000. For example, an investor may choose to make an initial investment in a Fund equal to an amount which is less than $5,000 so long as such investor's total initial investments in the Funds are equal to $5,000. The minimum subsequent investment in the Trust is $1,000. The Distributor may, in its discretion, waive the minimum investment requirements for purchases, including those made via the Automatic Investment Plan, which is discussed below .

         Shares of a Fund may be purchased from the following entities: (a) the Funds' distributor, Tocqueville Securities; (b) authorized securities dealers which have entered into sales agreements with Tocqueville Securities (the "Selling Brokers") on a best efforts basis and brokers who have entered into agreements with the Trust to provide distribution and shareholder services; and
(c) the Funds' transfer agent, Firstar Trust Company (the "Transfer Agent"). Each Fund reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares.

         A purchase order becomes effective upon receipt of the order by Tocqueville Securities, a Selling Broker or other broker or the Transfer Agent. Purchase orders received prior to 4:00 p.m. New York time are priced according to the net asset value per share next determined on that day. Purchase orders received after 4:00 p.m. New York time are priced according to the net asset value per share next determined on the following day.

         The net asset value per share is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of Fund shares outstanding. Each Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each "Fund business day" which is any day on which the Exchange is open for business.

         Investors who already have a brokerage account with Tocqueville Securities, a Selling Broker or other broker may purchase a Fund's shares through such broker. Payment for purchase orders through Tocqueville Securities, the Selling Broker or other broker must be made to Tocqueville Securities, the Selling Broker or other broker within three business days of the purchase order. All dealers are responsible for forwarding orders for the purchase of a Fund's shares on a timely basis.

         Each Fund's shares normally will be maintained in book entry form and share certificates will be issued only on request. The Distributor reserves the right to refuse to sell shares of the Funds to any person.

                              INITIAL SALES CHARGES

         The initial sales charge, imposed upon a sale of shares, varies according to the size of the purchase as follows:

                                                                  CONCESSION
                                          INITIAL SALES CHARGE    TO DEALERS
                                          --------------------    ----------
                                           % OF       % OF NET      % OF
                                         OFFERING      AMOUNT     OFFERING
                     AMOUNT OF PURCHASE    PRICE      INVESTED      PRICE
                                           -----      --------      -----
Less than $100,000......................   4.00         4.16        3.50
$100,000 to $249,999....................   3.50         3.63        3.00
$250,000 to $499,999....................   2.50         2.56        2.00
$500,000 to $999,999....................   1.50         1.52        1.00
$1,000,000 and over.....................   1.00         1.01        0.50

         The reduced initial sales charges apply to the aggregate of purchases of shares of a Fund made at one time by any "person", which term includes an individual, spouse and children under the age of 21, or a trustee or other fiduciary of a trust, estate or fiduciary account.

         Upon notice to Selling Brokers, Tocqueville Securities may reallow up to the full applicable initial sales charge and such Selling Broker may therefore be deemed an "underwriter" under the 1933 Act, as amended, during such periods. The Distributor may, from time to time, provide promotional incentives to certain Selling Brokers whose representatives have sold or are expected to sell significant amounts of one or all of the funds of the Trust. At various times the Distributor may implement programs under which a Selling Broker's sales force may be eligible to win cash or material awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges generated by the Selling Broker during such programs to any Selling Broker that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Selling Brokers, consisting of written informational material relating to sales incentive campaigns conducted by such Selling Brokers for their representatives.

                     PURCHASES OF SHARES AT NET ASSET VALUE

          PURCHASES THROUGH CERTAIN BROKERAGE ACCOUNTS. Shares may be purchased at net asset value through brokerage accounts with Tocqueville Securities L.P., Selling Brokers and other brokers who have entered into agreements with the Trust to provide distribution and shareholder services.

         QUALIFIED PERSONS. There is no initial sales charge for "Qualified Persons", which are the following (a) active or retired trustees, directors, officers, partners or employees (their spouses and children under age 21) of (i) the Investment Advisor and Distributor or any affiliates or subsidiaries thereof (the directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares), (ii) Selling Brokers or other brokers who have entered into agreements with the Trust to provide distribution and shareholder services, or (iii) trade organizations to which the Investment Advisor belongs and (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above.

         PURCHASES THROUGH INVESTMENT ADVISORS. Purchases also may be made with no initial sales charge through a registered investment adviser who has registered with the Securities and

Exchange Commission or appropriate state authorities and who (a) clears such Fund share transaction through a broker/dealer, bank or trust company, (each of whom may impose transaction fees with respect to such transaction), or (b) purchases shares for its own account, or an account for which the investment adviser has discretion and is authorized to make investment decisions.

         QUALIFIED AND OTHER RETIREMENT PLANS. In addition, no initial sales charge will apply to any purchase of shares by an investor through a 401(k) Plan or 457 (state deferred compensation) Plan.

         RECENTLY REDEEMED SHARES. Shares of a Fund may be purchased at net asset value by persons who have, within the previous 30 days, redeemed their shares of the Fund. The amount which may be purchased at net asset value is limited to an amount up to, but not exceeding, the net amount of redemption proceeds. Such purchases may also be handled by a securities dealer, who may charge the shareholder a fee for this service.

         SHAREHOLDERS AS OF JANUARY 1, 1994. Shareholders who held shares of a Fund of the Tocqueville Trust prior to January 1, 1994, may purchase shares of any Fund of the Trust at net asset value for as long as they continue to own shares of any Fund of the Trust, provided that there is no change in the account registration. However, once a shareholder has closed an account by redeeming all of their Fund shares for a period of more than thirty days such shareholder will no longer be able to purchase shares of the Fund at net asset value.

                          REDUCED INITIAL SALES CHARGES

         CUMULATIVE QUANTITY DISCOUNT. Shares of a Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total
(i) net asset value or (ii) cost of all shares of such Fund and the other Funds of the Trust, acquired by exchange from such other Fund, provided such Fund charged an initial sales load at the time of the exchange then held by such person and (b) applying the initial sales charge applicable to such aggregate. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

         GROUP PURCHASES. An individual who is a member of a qualified group (as defined below) may also purchase shares of a Fund at the reduced initial sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of shares and now were investing $15,000, the initial sales charge would be 3.50%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation that the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring shares at a discount; and (c) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Funds. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


         LETTER OF INTENT. Investors may also qualify for reduced initial sales charges by signing a Letter of Intent (the "LOI"). This enables the investor to aggregate purchases of shares of a Fund with purchases of shares of any other Fund of the Trust acquired by exchange, during a 13-month period. The initial sales charge is based on the total amount invested in shares during the 13-month period. Shares of the Funds currently owned by the investor including such Fund, if any, will be credited as purchases (at their current offering prices on the date the LOI is signed) toward completion of the LOI. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the LOI. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a LOI.

         The LOI is not a binding obligation on the investor to purchase, or on the Fund to sell, the full amount indicated; however, on the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper initial sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the initial sales charge paid and the initial sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Shareholders will be paid distributions, either in additional shares or cash, upon such escrowed shares.

                               METHODS OF PAYMENT

         BY CHECK. Investors who wish to purchase shares directly from the Transfer Agent may do so by sending a completed purchase application (included with this Prospectus or obtainable from the Trust) to The Tocqueville Trust, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, accompanied by a check payable to the Fund whose shares are being purchased. Purchase applications sent to the Funds will be forwarded to the Transfer Agent, and will not be effective until received by the Transfer Agent. The price per share is the next determined per share net asset value (plus a varying initial sales charge) after receipt of an application by Firstar Trust Company. Purchase applications should be mailed directly to: The Tocqueville Trust [name of fund], c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Trust. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Trust. Please do not mail letters by overnight courier to the post office box address. To purchase shares by overnight or express mail, please use the following street address: The Tocqueville Trust [name of fund], c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Tocqueville Trust or by direct wire transfer. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by the Fund as a result.

         BY AUTOMATIC INVESTMENT PLAN. The Funds have an Automatic Investment Plan which permits an existing shareholder to purchase additional shares of any Fund (minimum $100 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a shareholder's checking, bank money market, NOW account, or savings account in an amount of $100 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section F of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-697-3863 or by mailing written notification to: The Tocqueville Trust [name of fund], c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction .

         While investors may use this option to purchase shares in their IRA or other retirement plan accounts, neither the Distributor nor the Transfer Agent will monitor the amount of contributions to ensure that they do not exceed the amount allowable for Federal tax purposes. Firstar Trust Company will assume that all retirement plan contributions are being made for the tax year in which they are received.

         BY WIRE. Investors who purchase shares directly from the Transfer Agent may also purchase shares by wire. Funds should be wired to:

                         Firstar Bank Milwaukee, N.A.
                         777 East Wisconsin Avenue
                         Milwaukee, Wisconsin 53202
                         ABA # 075000022
                         Credit: Firstar Trust Company
                         Account # 112952137
                         Further credit: The Tocqueville Trust
                         Name of shareholder and account number (if known) (Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

         The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-697-3863, to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted.

                              REDEMPTION OF SHARES

GENERAL INFORMATION

         In order to redeem shares purchased through Tocqueville Securities, a Selling Broker or other broker, the broker must be notified by telephone or mail to execute a redemption. A properly completed order to redeem shares received by the broker's office will be executed at the net asset value next determined after receipt by the broker of the order. Redemption proceeds will be held in a shareholder's account with Tocqueville Securities unless the broker is instructed to remit all proceeds directly to the shareholder.

         Shares purchased through the Transfer Agent may be redeemed by the Transfer Agent at the next determined net asset value upon receipt of a request in good order. Payment will be made for redeemed shares as soon as practicable, but in no event later than three business days after receipt of a redemption notification in good order. If the shares being redeemed were purchased directly from the Transfer Agent by check, payment may be delayed for the minimum time needed to verify that the purchase check has been honored. This is not normally more than 15 days from the time of receipt of the check by the Transfer Agent. "Good order" means that the request complies with the following: (a) where the shareholder has not elected to permit telephone redemptions, the request must be in writing, specifying the number of shares or dollar amount to be redeemed and sent to the Transfer Agent, Attn. [name of fund] at P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Trust. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Trust. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to: [name of fund] c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored; (b) where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request; (c) signatures on the redemption request and on endorsed certificates submitted for redemption must be guaranteed by a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company or a member firm (broker-dealer) of a national securities exchange (a notary public or a savings and loan association is not an acceptable guarantor); and, (d) the request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations. Any written requests sent to a Fund will be forwarded to the Transfer Agent and the effective date of a redemption request will be when the request is received by the Transfer Agent. Shareholders who purchased shares through the Transfer Agent may arrange for the proceeds of redemption requests to be sent by Federal Fund wire to a designated bank account by sending wiring instructions to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by Federal Fund wire. Additional information regarding redemptions may be obtained by calling 1-800-697-3863.

         Redemption of the Funds' shares or payments therefore may be suspended at such times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists which makes it impractical for a Fund to either dispose of securities or make a fair determination of net asset value, or (d) for such other period as the Securities and Exchange Commission may permit for the protection of a Fund's shareholders. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

         The Funds reserve the right to close an account that has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the Fund.

TELEPHONE REDEMPTION

         Shareholders of the Funds will also be permitted to redeem fund shares by telephone. To redeem shares by telephone, call 1-800-697-3863 with your account name, account number and amount of redemption. Redemption proceeds will only be sent to a shareholder's address or a pre-authorized bank account of a commercial bank located within the United States as shown on the Transfer Agent's records. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 15 days.)

         The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent.

         In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Funds and the Transfer Agent employ reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. The Tocqueville Funds may implement other procedures from time to time. If reasonable procedures are not implemented, the Funds and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

                             SHAREHOLDER PRIVILEGES

          SYSTEMATIC WITHDRAWAL PLAN. The funds offer a Systematic Withdrawal Plan for shareholders who own shares worth at least $10,000 at current net asset value of any Fund. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A shareholder may vary the amount of frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company at 1-800-697-3863. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application please call Firstar Trust Company at 1-800-697-3863.

         EXCHANGE PRIVILEGE. Subject to certain conditions, shares of a Fund may be exchanged for the shares of another Fund of The Tocqueville Trust at such Fund's then current net asset value. No initial sales charge is imposed on the shares being acquired through an exchange. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through such exchange. You should note that any such exchange, which may only be made in states where shares of the Funds of The Tocqueville Trust are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, each Fund will use reasonable procedures in an attempt to verify the identity of a person making a telephone exchange request. Each Fund reserves the right to refuse a telephone exchange request if it believes that the person making the request is not the record owner of the shares being exchanged, or is not authorized by the shareholder to request the exchange. Shareholders will be promptly notified of any refused request for a telephone exchange. As long as these normal identification procedures are followed, neither the Funds nor their agents will be liable for loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone exchange privilege. You will not automatically be assigned this privilege unless you check the box on the Purchase Application which indicates that you wish to have the privilege. The exchange privilege may be modified or discontinued at any time.

         Shareholders may also exchange shares of any or all of an investment in the Funds for shares of the Portico Money Market Fund, the Portico Tax-Exempt Money Market Fund, or the Portico U.S. Government Fund (collectively the "Money Market Funds"). This Exchange Privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Funds, shareholders must read the Portico Money Market Funds' Prospectus. To obtain the Money Market Funds' Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The Transfer Agent charges a $5 fee for each telephone exchange which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. There is no charge for exchange transactions that are requested by mail. Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Funds. All accounts opened in a Money Market Fund as a result of using the Exchange Privilege must be registered in the identical name and taxpayer identification number as a shareholder's existing account with the Funds.

         For purposes of the Exchange Privilege, exchanges into and out of the Money Market Funds will be treated as shares owned in the Funds. For example, if an investor who owned shares in any one of the Funds moved an investment from one of the Funds to one of the Money Market Funds and then decided at a later date to move the investment back to one of the Funds, he or she would be deemed, once again, to own shares of one of the Funds and may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment.

         Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, shareholders may realize a taxable gain or loss on the transaction. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. The Distributor is entitled to receive a fee from the Money Market Funds for certain support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record. Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges or to otherwise prohibit or restrict shareholders from using the Exchange Privilege at any time, without notice to shareholders. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Funds and may thus be restricted or refused. Excessive use of the Exchange Privilege is defined as more than five exchanges per calendar year. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares, as discussed in the Prospectus.

         The Money Market Funds are managed by Firstar Investment Research and Management Company, an affiliate of Firstar Trust Company. The Portico Funds, including the Money Market Funds, are unrelated to The Tocqueville Trust.

         CHECK REDEMPTION. A shareholder may request on the Purchase Application or by later written request to establish check redemption privileges for any of the Money Market Funds. The redemption checks ("Checks") will be drawn on the Money Market Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the particular Money Market Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. The initial checkbook is free, additional checkbooks are $5. The fee for additional checkbooks will be deducted from the shareholder's account. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Money Market Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

                    DIVIDENDS, DISTRIBUTIONS, AND TAX MATTERS

         DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income are declared daily and paid monthly by The Tocqueville Government Fund . Dividends are paid at least annually by The Tocqueville Fund, The Tocqueville Small Cap Value Fund, and The Tocqueville International Value Fund . The Funds also distribute net capital gains (if any) at least annually. Dividends and distributions of shares may be reinvested at net asset value without an initial sales charge. Shareholders should indicate on the purchase application whether they wish to receive dividends and distributions in cash. Otherwise, all income dividends and capital gains distributions are automatically reinvested in the Fund making the distribution at the next determined net asset value unless the Transfer Agent receives written notice from an individual shareholder prior to the record date, requesting that the distributions and dividends be distributed to the investor in cash.

         TAX MATTERS. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is each Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income or the 4% excise tax. If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including any capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from a Fund's net long-term capital gains) to the extent of that Fund's current and accumulated earnings and profits.

         Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes. Because it is anticipated that the investment income of The Tocqueville International Value Fund and The Tocqueville Government Fund will not include dividends from domestic corporations, none of the ordinary income dividends paid by such Fund should qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

         Portions of each Fund's investment income may be subject to foreign income taxes withheld at the source. The economic effect of such withholding taxes or the total return of each Fund cannot be predicted. The Tocqueville International Value Fund may elect to "pass through" to its shareholders these foreign taxes, in which event each shareholder will be required to include their pro rata portion thereof in their gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions by a Fund to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by a Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through", will be sent to shareholders promptly after the end of each year if the Fund so designates. A shareholder who purchases shares of a Fund just prior to the record date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase may have reflected the amount of such dividend.

         A shareholder will recognize gain or loss upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss recognized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss recognized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Ordinary income dividends paid to non-resident alien or foreign entity shareholders generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). Foreign shareholders are urged to consult their own tax advisers concerning the applicability of United States withholding taxes.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% backup withholding tax on ordinary income dividends, capital gain dividends and redemption proceeds paid by the Funds. In order to avoid this backup withholding, a shareholder must provide the Funds with a correct taxpayer identification number (which for most individuals is their Social Security number) and certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may differ from the federal income tax consequences described above.

               ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST

         The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in an unlimited number of series of shares. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in a Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive or conversion rights. Fund shares do not have cumulative voting rights and, therefore, holders of at least 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

         There will not normally be annual shareholder meetings. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Firstar Trust Company serves as custodian for the portfolio securities and cash of The Tocqueville Fund, The Tocqueville Small Cap Value Fund and The Tocqueville Government Fund, and as each Fund's

         Transfer and Dividend Paying Agent, and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Its mailing address is 615 East Michigan Street, Milwaukee, WI 53202. Firstar Trust Company and The Chase Manhattan Bank serve as custodian for the portfolio securities and cash of The Tocqueville International Value Fund.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, N.Y. 10022, is counsel for the Trust. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, N.Y. 10017-2416, has been appointed independent accountants for the Trust.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to The Tocqueville Trust c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202,
Attention: [name of Fund], or may be made by calling 1- 800-697-3863.

                                OTHER INFORMATION

         This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Trust.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

         The Code of Ethics of the Investment Advisor and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

                                                       PROSPECTUS

                                                    FEBRUARY 28, 1997




                                                          THE
                                                      TOCQUEVILLE
                                                         TRUST





                                                  THE TOCQUEVILLE FUND

                                          THE TOCQUEVILLE SMALL CAP VALUE FUND

                                                     THE TOCQUEVILLE
                                                INTERNATIONAL VALUE FUND

                                             THE TOCQUEVILLE GOVERNMENT FUND




    INVESTMENT ADVISOR
Tocqueville Asset Management L.P.
        1675 Broadway
    New York, New York 10019
    Telephone: (212) 698-0800

    DISTRIBUTOR
Tocqueville Securities L.P.
        1675 Broadway
     New York, New York 10019
    Telephone: (800) 697-3863

     SHAREHOLDERS' SERVICING,
   CUSTODIAN AND TRANSFER AGENT
  Firstar Trust Company
        P.O. Box 701
 Milwaukee, Wisconsin 53201-0701
    Telephone: (800) 697-3863

       BOARD OF TRUSTEES
    Francois Sicart -- Chairman
      Bernard F. Combemale
       James B. Flaherty
    Inge Heckel
     Robert W. Kleinschmidt
      Francois Letaconnoux

                                                                     Rule 497(c)
                                                        Registration No. 33-8746

PROSPECTUS


                              THE TOCQUEVILLE TRUST

                        THE TOCQUEVILLE ASIA-PACIFIC FUND


         The Tocqueville Trust (the "Trust") is a Massachusetts business trust currently consisting of five separate funds. Each Fund of the Trust is an open-end, diversified management investment company. This Prospectus relates to The Tocqueville Asia-Pacific Fund only. The investment objective of The Tocqueville Asia-Pacific Fund (the "Fund") is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of issuers located in Asia and the Pacific Basin.

         Tocqueville Asset Management L.P. provides the Fund with investment advisory and certain administrative services. This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Fund and should be read and retained for future reference. A Statement of Additional Information, dated February 28, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by calling 1-800-697-3863 or writing the Trust c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                                -----------------

         INVESTMENTS IN THE FUND ARE SUBJECT TO RISK -- INCLUDING POSSIBLE LOSS OF PRINCIPAL -- AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                -----------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
        THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                -----------------


                The date of this Prospectus is February 28, 1997.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Highlights ..................................................................  3
Fee Table....................................................................  3
Financial Highlights.........................................................  4
Performance Calculation......................................................  5
Investment Objective, Policies and Risks.....................................  5
Additional Investment Policies and Risk
  Considerations.............................................................  6
Investment Advisor and Investment
  Advisory  Agreement........................................................ 10
Distribution  Plan........................................................... 11
Administrative Services Agreement............................................ 11
Brokerage Allocation......................................................... 12
Purchase of Shares........................................................... 12
Redemption of Shares......................................................... 19
Shareholder Privileges....................................................... 19
Dividends, Distributions and Tax Matters..................................... 20
Organization and Description of Shares of
  the Trust.................................................................. 22
Custodian, Transfer Agent and Dividend
  Paying Agent............................................................... 22
Counsel and Independent Accountants.......................................... 22
Shareholder Inquiries........................................................ 23
Other Information............................................................ 23

                                -----------------

                                   HIGHLIGHTS

WHAT IS THE TOCQUEVILLE TRUST?

         The Tocqueville Trust, a business trust formed under the laws of the Commonwealth of Massachusetts, is currently comprised of five series.

WHAT IS THE TOCQUEVILLE  ASIA-PACIFIC  FUND

         The Tocqueville Asia-Pacific Fund is an open-end, diversified management investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks long-term capital appreciation consistent with preservation of capital primarily through investments in securities of issuers located in Asia and the Pacific Basin. The Fund will invest at least 65% of its total assets in securities of issuers located in Asia and the Pacific Basin, including common stock, investment grade debt convertible into common stock, depository receipts for these securities and warrants. (See"Investment Objective, Policies and Risks.") Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a charge which may be imposed at the time of purchase. As an open-end investment company, the Fund has an obligation to redeem its shares held by an investor at the net asset value of the shares next determined after receipt of a redemption request in proper form. (See "Organization and Description of Shares of the Trust.")

WHO MANAGES THE FUND?

         Tocqueville Asset Management L.P. (the "Investment Advisor") serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement. Under the terms of the Agreement, the Investment Advisor supervises all aspects of the Fund's operations and provides investment advisory services. As compensation, the Investment Advisor receives a fee based on the Fund's average daily net assets. The Investment Advisor also is engaged in the business of acting as investment advisor to private accounts with combined assets of more than $600 million. (See "Investment Advisor and Investment Advisory Agreements.")

DISTRIBUTION  PLAN

         The Fund has adopted a distribution plan, pursuant to Rule 12b-1 of the 1940 Act, that allows it to incur distribution expenses related to the sale of its shares of up to .25% per annum of average daily net assets. (See "Distribution Plan").

SPECIAL RISK CONSIDERATIONS

         An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Fund, including those relating to investments in foreign securities and option transactions. (See "Investment Objective, Policies and Risks" and "Additional Investment Policies and Risk Considerations.")

                                    FEE TABLE

                                ASIA-PACIFIC FUND

SHAREHOLDER TRANSACTION EXPENSES:

         Maximum Sales Load on Purchases                               4.00%

         Maximum  Sales  Load Imposed on
            Reinvested Dividends.................................      None

         Maximum Deferred Sales Load.............................      None
         Redemption Fee                                                 *
         Exchange Fee                                                   **


ANNUAL FUND OPERATING EXPENSES:
         (as a % of average net assets)

         Management Fee..........................................      1.00%
         12b-1 Fee...............................................       .25%
         Other Expenses (after fee waiver).......................       .75%
                                                                      ------
Total Operating Expenses(2) (after fee waiver)...................      2.00%



-----------------------

(1) Under the Fund's Distribution Plan, the Advisor is permitted to carry forward expenses not reimbursed by the distribution fee to subsequent fiscal years for submission by the Fund for payment, subject to the continuation of the Plan. Such amounts are not recognized in the Fund's financial statements as expenses and liabilities, since the Distribution Plan can be terminated on an annual basis without further liability to the Fund. The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of distribution fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.

(2) Total Operating Expenses reflect the voluntary waiver and/or the reimbursement of certain expenses. Absent such voluntary waiver and/or reimbursement, Other Expenses and Total Operating Expenses for the Fund would be 2.04% and 3.29%, respectively. The Advisor has voluntarily undertaken to waive and/or reimburse expenses during the current fiscal year so that Total Fund Operating Expenses do not exceed 2.00%. Should the Advisor decide during the current fiscal year that such waiver and/or reimbursement cannot be maintained, shareholders will receive 30 days notice of the change.

* The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.

**       The Transfer Agent charges a $5 fee for each telephone exchange.

EXAMPLE:  You would pay the following  expenses on a $1000 investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period.

             1 YEAR      3 YEARS      5 YEARS     10 YEARS
             ------      -------      -------     --------

             $59         $100         $143        $263

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The "Annual Fund Operating Expenses" summary shows the management fee, Rule 12b-1 fee, and other operating expenses expected to be incurred by the Fund during the current fiscal year. The
"Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses" remain the same in the years shown. The Example includes the initial sales charge.

         The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by McGladrey & Pullen, LLP as independent accountants for the Trust, whose reports thereon, together with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding of the Fund for each period indicated.


                                                                                                          PERIOD FROM
                                                                                                      NOVEMBER 12, 1991 TO
                                                       YEAR ENDED OCTOBER 31,                          OCTOBER 31, 1992
                                                                                                       ----------------
                                       1996                     1995       1994(A)       1993

Per share operating performance         $    9.07
(For a share outstanding  throughout
  the period)
   Net asset value, beginning of period                     $   12.16    $   11.26         $   10.50           $10.00
                                                            ---------    ---------         ---------           ------
    Income (loss) from investment
    operations:
    Net investment income (loss)                --             (0.01)       (0.05)            (0.21)            (0.07)
   Net realized and unrealized gain
   (loss).......................              0.01             (1.39)         1.45              1.62             0.57
                                         ---------          ---------      -------           -------          -------
   Total from investment operations           0.01             (1.40)         1.40              1.41             0.50
                                         ---------          ---------      -------           -------          -------
   Less   Distributions :
   Dividends from net investment
   income.......................                --                 --           --                --             --
   Distributions from net realized
   gains........................               --              (1.69)       (0.50)            (0.65)            (0.00)
                                              ----          --------      -------           --------          --------
             Total   distributions            --               (1.69)       (0.50)            (0.65)            (0.00)
                                          --------          ---------     --------          --------          --------
Change in net asset value for the
period..........................              0.01             (3.09)         0.90              0.76             0.50
                                        ----------          ---------      -------           -------          -------
 Net asset value, end of period.           $  9.08           $   9.07   $    12.16          $  11.26         $  10.50
                                         =========           ========   ==========          ========         ========
Total Return(b).................              0.1%            (11.6%)        12.8%             15.0%             5.0%
 Ratios/supplemental data:......
Net assets, end of period (000).           $18,138             $4,686       $5,187            $3,886        $1,898
Ratio to average net assets :
   Expenses(c)..................             2.63%              3.55%        2.82%             4.63%             4.90%(e)
   Net investment income(c).....           (0.06)%            (0.26)%      (0.87)%           (2.42)%            (0.73)%(e)
Portfolio turnover rate.........               61%               106%         168%           216%(d)         101%
Average commission rate paid(f)             $.0060



--------------------

(a) Effective April 29, 1994, The Tocqueville Euro-Pacific Fund changed its investment policies to invest primarily in the securities of issues located in Asia and the Pacific Basin. In addition, the name of the Fund was changed to The Tocqueville Asia-Pacific Fund.

(b)      Does not include maximum initial sales charge of 4.00%.

(c) Net of fees waived amounting to 0.66%, 1.27%, 1.00% and 0.28% of average net assets, for the periods ended October 31, 1996, 1995, 1994 and 1992, respectively.

(d) The portfolio turnover rate doubled from the previous year because the Fund shifted its asset allocation from primarily Hong Kong to several other markets, including Australia, Singapore and Malaysia. Notwithstanding the possibility of unforeseen events that may require the movement of assets, the Fund does not anticipate an annual turnover rate of 200% in future years.

(e)      Annualized.

(f) Average per share amounts of brokerage commissions on portfolio transactions. Required by regulations issued in 1995.

                             PERFORMANCE CALCULATION

         The Fund calculates performance on a total return basis for various periods. The total return basis combines changes in principal and dividends and distributions for the periods shown, as well as the deduction of all charges and expenses. The total return basis reflects the deduction of the maximum initial sales charge at the time of purchase. Principal changes are based on the difference between the beginning and closing net asset value for the period. Calculations assume reinvestment of all dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains, respectively. In addition, the Fund may calculate performance on a total return basis at net asset value.


         Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.


         Comparative performance information may be used from time to time in the advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar Mutual Funds. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. All advertisements of the Fund will disclose the maximum sales charge to which investments in shares of the Fund may be subject.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

         The Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

         The investment objective of The Tocqueville Asia-Pacific Fund is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of issuers located in Asia and the Pacific Basin. While the Investment Advisor may invest the Fund's assets in securities of issuers in any country, under normal conditions at least 65% of the Fund's total assets will be invested in Asia and the Pacific Basin countries. Pacific Basin countries are Australia, Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Republic of Korea, Singapore, Taiwan, Thailand and the Philippines. Asian countries are India and the People's Republic of China, which is accessed through Pacific Basin countries (as described above), most notably Hong Kong. The Investment Advisor believes that it will usually have assets invested in most of the countries located in Asia and the Pacific Basin; however, under normal market conditions the Fund will be invested in a minimum of five countries. Investments will not normally be made in securities of issuers located in the United States or Canada. The Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

         Special Considerations. The Fund may invest in all types of securities, most of which will be denominated in foreign currencies. Since opportunities for long-term growth are primarily expected from equity securities, the Fund will normally invest substantially all of its assets in such securities, including common stock, investment grade debt convertible into common stock, depository receipts for these securities and warrants. The Fund may, however, invest in preferred stock and investment grade debt securities if the Investment Advisor believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities. The Fund's objective is capital appreciation, placing emphasis on dividends or interest income only when it believes that such income will have a favorable influence on the market value of a security.

         All common stock in which the Fund will invest will be listed on a foreign stock exchange or traded in an over-the-counter market. There is no minimum capitalization requirement for a security to be eligible for inclusion in the Fund's portfolio. The Fund will generally purchase securities of medium to large size companies in the principal international markets, although it may purchase securities of companies which have a lower market capitalization on the smaller regional markets.

         By investing in foreign securities, the Investment Advisor will attempt to take advantage of differences between economic trends and performance of securities markets in various countries. When allocating investments among individual countries, the Investment Advisor will consider various criteria that in its view are deemed relevant based on its experience, such as the relative economic growth potential of the various economies and the performance of securities markets in the region, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other and during certain periods the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Investment Advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and also achieve increased diversification. The Fund will gain increased diversification by combining securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment holdings. Of course, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

             ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The following investment strategies and techniques are not fundamental policies of the Fund and may be changed without prior shareholder approval. The Fund will notify shareholders in writing and amend the Prospectus accordingly should any such modifications in investment strategies or techniques occur.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time when the repurchase is to occur.

         The Fund will always receive collateral (i.e., U.S. Government obligations or obligations of its agencies or instrumentalities, or short-term money market securities) acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence of book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and the Fund might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks specifying the required value of the underlying collateral.

ILLIQUID SECURITIES

         The Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED SECURITIES

         The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. The Investment Advisor will determine the liquidity of Rule 144A securities under the supervision of the Board of Trustees . The liquidity of Rule 144A securities will be monitored by the Investment Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

TEMPORARY INVESTMENTS

         The Fund does not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Fund, and any current income derived from the Fund's portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Investment Advisor, the Fund may invest up to 100% of its assets in U.S. Government obligations or "high-quality" debt obligations of companies incorporated and having principal business activities in the United States. When the Fund's assets are so invested, they are not invested so as to meet the Fund's investment objective. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization ("NRSRO") (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation ("S&P") or "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Investment Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees (the "Trustees").

PORTFOLIO TURNOVER

         It is anticipated that the annual turnover rate for the Fund should not exceed 150%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

INVESTMENTS IN DEBT SECURITIES

         With respect to the Fund's investment in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Investment Advisor, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P. Securities rated Aaa by Moody's and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive, therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         The Fund may invest in other investment companies. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Investment Advisor has agreed to waive its management fees with respect to the portion of the Fund's assets invested in shares of other investment companies.

OPTIONS TRANSACTIONS

         The Fund may purchase put and call options on securities and on stock indices to attempt to hedge the Fund's portfolio and to increase the Fund's total return. The Fund may purchase call options when, in the opinion of the Investment Advisor, the market price of the underlying security or index will increase above the exercise price. The Fund may purchase put options when the Investment Advisor expects the market price of the underlying security or index to decrease below the exercise price. When the Fund purchases a call option it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

         The Fund may purchase puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by purchasing puts on that foreign currency. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls on that foreign currency. However, in the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. This discussion is a general summary. See the Statement of Additional Information for information concerning the Fund's options transactions and strategies.

FUTURES AND OPTIONS ON FUTURES TRANSACTIONS

         The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         Although the Fund is permitted to engage in the purchase and sale of futures contracts and options thereon solely for hedging purposes, the use of such instruments does involve certain transaction costs and risks. The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on related indexes depends on the degree to which movements in the value of the currencies, securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. While the Fund will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Investment Advisor's judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract.

WRITING COVERED CALL OPTION CONTRACTS

         The Fund may write covered call options on securities or stock indices, but will not write such options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's respective net assets. A call option is "covered" if the Fund owns the underlying security covered by the call. The Fund will not write covered call option contracts for speculative purposes.

         When a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

         Risks associated with writing covered call option contracts are similar to the risks discussed in the section concerning "Futures and Options on Futures Transactions," above.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

         GENERAL. Consistent with its investment objective and policies, the Fund may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund's foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

         The value of the Fund's investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, the Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

         SPECIAL RISKS ASSOCIATED WITH THE FUND. In addition to the risks described above, there are risks inherent in any investment in Hong Kong. In 1984 China and Britain signed the Sino-British Declaration which allowed for the termination of British rule in Hong Kong in July 1997. The declaration, however, provided that the existing capitalist economic and social system of Hong Kong would be maintained for 50 years beyond the date. The Investment Advisor believes that given the degree of current interdependence between China and Hong Kong, China will not dramatically alter the operation of Hong Kong's economy and Hong Kong will continue to offer attractive investment opportunities after China takes control of Hong Kong.

         The Fund may invest, without limit, in companies located in emerging markets. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Fund invests or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

         In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENT

         Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as Investment Advisor to the Fund under a separate investment advisory agreement (the "Agreement") which provides that the Investment Advisor identify and analyze possible investments for the Fund, and determine the amount, timing, and form of such investments. The Investment Advisor has the responsibility of monitoring and reviewing the Fund's portfolio, on a regular basis, and recommending the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Board of Trustees. The Investment Advisor is an affiliate of Tocqueville Securities L.P., the Fund's distributor.

         Francois Sicart serves the Investment Advisor as portfolio manager of the Fund. Mr. Sicart is the Chairman of Tocqueville Management Corporation, the general partner of the Investment Advisor. Prior to forming the Investment Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts.

         Under the terms of the Agreement, the Fund pays the cost of all its expenses (other than those expenses specifically assumed by the Investment Advisor or the Fund's distributor), including the pro rata costs incurred in connection with the Fund's maintenance of its registration under the 1933 Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports, trustees' fees and shareholder meetings.

         The Investment Advisor receives a fee from the Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.

                                DISTRIBUTION PLAN

         The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Plan, the Fund may incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets.

         The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities" or the "Distributor"), the Fund's distributor, who enter into agreements with the Fund or Tocqueville Securities. The Plan will only make payments for expenses actually incurred on a first-in, first-out basis. The Plan may carry forward for an unlimited number of years any unreimbursed expenses. If the Plan is terminated in accordance with its terms, the obligations of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates. (See the Statement of Additional Information--"Distribution Plan" for further information about the Plan.)

         As of October 31, 1996, the Fund had $66,730 of unreimbursed distribution expenses (0.37% as a percentage of the Fund's net assets). (See the Statement of Additional Information--"Distribution Plan" for further information about the Plan.)

                        ADMINISTRATIVE SERVICES AGREEMENT

         Under an Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain employees and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives a fee computed and paid monthly at an annual rate of .15% of the average daily net assets of the Fund. Certain administrative responsibilities have been delegated to and are being performed by Firstar Trust Company.

                              BROKERAGE ALLOCATION

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Investment Advisor. The Investment Advisor, subject to obtaining the best price and execution, may allocate brokerage transactions in a manner that takes into account the sale of shares of the Fund. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Fund's brokerage allocation policies may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. Subject to the supervision of the Trustees, the Investment Advisor is authorized to allocate brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. It is expected that brokerage will be allocated to the Distributor, Tocqueville Securities L.P., an affiliate of the Investment Advisor. For a complete discussion of portfolio transactions and brokerage allocation, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

                               PURCHASE OF SHARES

GENERAL INFORMATION

         Shares are sold to investors at the net asset value next determined after a purchase order becomes effective (as described below) plus a varying initial sales charge.

         The minimum initial investment in The Tocqueville Trust is $5,000 except for 401(k), IRA, Keogh and other pension or profit sharing plan accounts where the minimum is $2,000. For example, an investor may choose to make an initial investment in the Fund or any other Fund of the Trust equal to an amount which is less than $5,000 so long as such investor's total initial investments in the Funds are equal to $5,000. The minimum subsequent investment in the Trust is $1,000. The Distributor may, in its discretion, waive the minimum investment requirements for purchases, including those made via the Automatic Investment Plan, which is discussed below .

         Shares of the Fund may be purchased from the following entities: (a) the Fund's distributor, Tocqueville Securities; (b) authorized securities dealers which have entered into sales agreements with Tocqueville Securities (the "Selling Brokers") on a best efforts basis and brokers who have entered into agreements with the Trust to provide distribution and shareholder services; and (c) the Fund's transfer agent, Firstar Trust Company (the "Transfer Agent"). The Fund reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares.

         A purchase order becomes effective upon receipt of the order by Tocqueville Securities, a Selling Broker or other broker or the Transfer Agent. Purchase orders received prior to 4:00 p.m. New York time are priced according to the net asset value per share next determined on that day. Purchase orders received after 4:00 p.m. New York time are priced according to the net asset value per share next determined on the following day.

         The net asset value per share is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of Fund shares outstanding. The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each "Fund business day" which is any day on which the Exchange is open for business.

         Investors who already have a brokerage account with Tocqueville Securities, a Selling Broker or other broker may purchase the Fund's shares through such broker. Payment for purchase orders through Tocqueville Securities, the Selling Broker or other broker must be made to Tocqueville Securities, the Selling Broker or other broker within three business days of the purchase order. All dealers are responsible for forwarding orders for the purchase of the Fund's shares on a timely basis.

         The Fund's shares normally will be maintained in book entry form and share certificates will be issued only on request. The Distributor reserves the right to refuse to sell shares of the Fund to any person.

                              INITIAL SALES CHARGES

         The initial sales charge, imposed upon a sale of shares, varies according to the size of the purchase as follows:


                                                                                                  CONCESSION
                                                                     INITIAL SALES CHARGE         TO DEALERS
                                                                     --------------------         ----------
                                                                    % OF            % OF NET         % OF
                                                                  OFFERING           AMOUNT        OFFERING
                     AMOUNT OF PURCHASE                             PRICE           INVESTED         PRICE
                                                                    -----           --------         -----
Less than $100,000...........................................       4.00              4.16           3.50
$100,000 to $249,999.........................................       3.50              3.63           3.00
$250,000 to $499,999.........................................       2.50              2.56           2.00
$500,000 to $999,999.........................................       1.50              1.52           1.00
$1,000,000 and over..........................................       1.00              1.01           0.50

         The reduced initial sales charges apply to the aggregate of purchases of shares of the Fund made at one time by any " person", which term includes an individual, spouse and children under the age of 21, or a trustee or other fiduciary of a trust, estate or fiduciary account.

         Upon notice to Selling Brokers, Tocqueville Securities may reallow up to the full applicable initial sales charge and such Selling Broker may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. The Distributor may, from time to time, provide promotional incentives to certain Selling Brokers whose representatives have sold or are expected to sell significant amounts of one or all of the funds of the Trust. At various times the Distributor may implement programs under which a Selling Broker's sales force may be eligible to win cash or material awards for certain sales efforts or under which the Distributor will reallow an amount not exceeding the total applicable initial sales charges generated by the Selling Broker during such programs to any Selling Broker that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. The Distributor may provide marketing services to Selling Brokers, consisting of written informational material relating to sales incentive campaigns conducted by such Selling Brokers for their representatives.

                     PURCHASES OF SHARES AT NET ASSET VALUE

         PURCHASES THROUGH CERTAIN BROKERAGE ACCOUNTS. Shares may be purchased at net asset value through brokerage accounts with Tocqueville Securities L.P., Selling Brokers and other brokers who have entered into agreements with the Trust to provide distribution and shareholder services.

         QUALIFIED PERSONS. There is no initial sales charge for "Qualified Persons", which are the following (a) active or retired trustees, directors, officers, partners or employees (their spouses and children under age 21) of (i) the Investment Advisor and Distributor or any affiliates or subsidiaries thereof (the directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares), (ii) Selling Brokers or other brokers who have entered into agreements with the Trust to provide distribution and shareholder services, or (iii) trade organizations to which the Investment Advisor belongs and (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above.

         PURCHASES THROUGH INVESTMENT ADVISERS. Purchases also may be made with no initial sales charge through a registered investment adviser who has registered with the Securities and Exchange Commission or appropriate state authorities and who (a) clears such Fund share transaction through a broker/dealer, bank or trust company, (each of whom may impose transaction fees with respect to such transaction), or (b) purchases shares for its own account, or an account for which the investment adviser has discretion and is authorized to make investment decisions.

         QUALIFIED AND OTHER RETIREMENT PLANS. In addition, no initial sales charge will apply to any purchase of shares by an investor through a 401(k) Plan, a 403(b) Plan or 457 (state deferred compensation )Plan.

         RECENTLY REDEEMED SHARES. Shares of the Fund may be purchased at net asset value by persons who have, within the previous 30 days, redeemed their shares of the Fund. The amount which may be purchased at net asset value is limited to an amount up to, but not exceeding, the net amount of redemption proceeds. Such purchases may also be handled by a securities dealer, who may charge the shareholder a fee for this service.

         SHAREHOLDERS AS OF JANUARY 1, 1994. Shareholders who held shares of a Fund of the Tocqueville Trust prior to January 1, 1994, may purchase shares of the Fund at net asset value for as long as they continue to own shares of any Fund of the Trust, provided that there is no change in the account registration. However, once a shareholder has closed their account by redeeming all of their Fund shares for a period of more than thirty days such shareholder will no longer be able to purchase shares of the Fund at net asset value.

                          REDUCED INITIAL SALES CHARGES

         CUMULATIVE QUANTITY DISCOUNT. Shares of the Fund may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of all shares of the Fund and the other Funds of the Trust, acquired by exchange from such other Fund, provided such Fund charged an initial sales load at the time of the exchange then held by such person and (b) applying the initial sales charge applicable to such aggregate. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

         GROUP PURCHASES. An individual who is a member of a qualified group (as defined below) may also purchase shares of the Fund at the reduced initial sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated above under "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of shares and now were investing $15,000, the initial sales charge would be 3.50%. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation that the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring shares at a discount; and (c) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

         LETTER OF INTENT. Investors may also qualify for reduced initial sales charges by signing a Letter of Intent (the "LOI"). This enables the investor to aggregate purchases of shares of the Fund with purchases of shares of any other Fund of the Trust acquired by exchange, during a 13-month period. The initial sales charge is based on the total amount invested in shares during the 13-month period. Shares of the Fund currently owned by the investor including such Fund, if any, will be credited as purchases (at their current offering prices on the date the LOI is signed) toward completion of the LOI. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the LOI. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a LOI.

         The LOI is not a binding obligation on the investor to purchase, or on the Fund to sell, the full amount indicated; however, on the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper initial sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the initial sales charge paid and the initial sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Shareholders will be paid distributions, either in additional shares or cash, upon such escrowed shares.

                               METHODS OF PAYMENT

         BY CHECK. Investors who wish to purchase shares directly from the Transfer Agent may do so by sending a completed purchase application (included with this Prospectus or obtainable from the Trust) to The Tocqueville Trust, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, accompanied by a check payable to the Fund. Purchase applications sent to the Fund will be forwarded to the Transfer Agent, and will not be effective until received by the Transfer Agent. The price per share is the next determined per share net asset value (plus a varying initial sales charge) after receipt of an application by Firstar Trust Company. Purchase applications should be mailed directly to: The Tocqueville Trust -- The Tocqueville Asia-Pacific Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Trust. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Trust. Please do not mail letters by overnight courier to the post office box address. To purchase shares by overnight or express mail, please use the following street address: The Tocqueville Trust - The Tocqueville Asia-Pacific Fund, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Tocqueville Trust or by direct wire transfer. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by the Fund as a result.

         BY AUTOMATIC INVESTMENT PLAN. The Fund has an Automatic Investment Plan which permits an existing shareholder to purchase additional shares (minimum $100 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a shareholder's checking, bank money market, NOW account, or savings account in an amount of $100 or more designated by the shareholder. At the shareholder's option, the account designated will be debited and shares will be purchased on the date selected by the shareholder. There must be a minimum of seven days between automatic purchases. If the date selected by the shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete and sign Section F of the Purchase Application and send it to the Transfer Agent. Shareholders may cancel this privilege or change the amount of purchase at any time by calling 1-800-697-3863 or by mailing written notification to: The Tocqueville Trust -- The Tocqueville Asia-Pacific Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change will be effective five business days following receipt of notification by the Transfer Agent. The Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $20 fee will be imposed by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction .

         While investors may use this option to purchase shares in their IRA or other retirement plan accounts, neither the Distributor nor the Transfer Agent will monitor the amount of contributions to ensure that they do not exceed the amount allowable for Federal tax purposes. Firstar Trust Company will assume that all retirement plan contributions are being made for the tax year in which they are received.

         BY WIRE. Investors who purchase shares directly from the Transfer Agent may also purchase shares by wire. Funds should be wired to:

                  Firstar Bank Milwaukee, N.A.
                  777 East Wisconsin Avenue
                  Milwaukee, Wisconsin 53202
                  ABA # 075000022
                  Credit: Firstar Trust Company
                  Account # 112952137
                  Further credit: The Tocqueville Trust
                  Name of shareholder and account number (if known)
         (Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.)

         The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, 1-800-697-3863, to provide information for the account. A properly signed share purchase application marked "Follow Up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted.

                              REDEMPTION OF SHARES

GENERAL INFORMATION

         In order to redeem shares purchased through Tocqueville Securities, a Selling Broker or other broker, the broker must be notified by telephone or mail to execute a redemption. A properly completed order to redeem shares received by the broker's office will be executed at the net asset value next determined after receipt by the broker of the order. Redemption proceeds will be held in a shareholder's account with Tocqueville Securities unless the broker is instructed to remit all proceeds directly to the shareholder.

         Shares purchased through the Transfer Agent may be redeemed by the Transfer Agent at the next determined net asset value upon receipt of a request in good order. Payment will be made for redeemed shares as soon as practicable, but in no event later than three business days after receipt of a redemption notification in good order. If the shares being redeemed were purchased directly from the Transfer Agent by check, payment may be delayed for the minimum time needed to verify that the purchase check has been honored. This is not normally more than 15 days from the time of receipt of the check by the Transfer Agent. "Good order" means that the request complies with the following: (a) where the shareholder has not elected to permit telephone redemptions, the request must be in writing, specifying the number of shares or dollar amount to be redeemed and sent to the Transfer Agent, Attn. The Tocqueville Asia-Pacific Fund at P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Trust. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Trust. Please do not mail letters by overnight courier to the post office box address. Redemption requests sent by overnight or express mail should be directed to: The Tocqueville Asia- Pacific Fund c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored; (b) where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request; (c) signatures on the redemption request and on endorsed certificates submitted for redemption must be guaranteed by a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company or a member firm (broker-dealer) of a national securities exchange (a notary public or a savings and loan association is not an acceptable guarantor); and, (d) the request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations. Any written requests sent to the Fund will be forwarded to the Transfer Agent and the effective date of a redemption request will be when the request is received by the Transfer Agent. Shareholders who purchased shares through the Transfer Agent may arrange for the proceeds of redemption requests to be sent by Federal Fund wire to a designated bank account by sending wiring instructions to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by Federal Fund wire. Additional information regarding redemptions may be obtained by calling 1-800-697-3863.

         Redemption of the Fund's shares or payments therefore may be suspended at such times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value, or (d) for such other period as the Securities and Exchange Commission may permit for the protection of the Fund's shareholders. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

         The Fund reserves the right to close an account that has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the Fund.

TELEPHONE REDEMPTION

         Shareholders of the Fund will also be permitted to redeem fund shares by telephone. To redeem shares by telephone, call 1-800-697-3863 with your account name, account number and amount of redemption. Redemption proceeds will only be sent to a shareholder's address or a pre-authorized bank account of a commercial bank located within the United States as shown on the Transfer Agent's records. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 15 days.)

         The Fund reserves the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent.

         In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and the Transfer Agent employ reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. The Tocqueville Funds may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

                             SHAREHOLDER PRIVILEGES

         SYSTEMATIC WITHDRAWAL PLAN. The Fund offers a Systematic Withdrawal Plan for shareholders who own shares worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. A shareholder may vary the amount of frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company at 1-800-697-3863. The Systematic Withdrawal Plan does not apply to shares held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application please call Firstar Trust Company at 1-800-697-3863.

         EXCHANGE PRIVILEGE. Subject to certain conditions, shares of the Fund may be exchanged for the shares of another Fund of The Tocqueville Trust at such Fund's then current net asset value. No initial sales charge is imposed on the shares being acquired through an exchange. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through such exchange. You should note that any such exchange, which may only be made in states where shares of the Funds of The Tocqueville Trust are qualified for sale, may create a gain or loss to be recognized for federal income tax purposes. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Fund will use reasonable procedures in an attempt to verify the identity of a person making a telephone exchange request. The Fund reserves the right to refuse a telephone exchange request if it believes that the person making the request is not the record owner of the shares being exchanged, or is not authorized by the shareholder to request the exchange. Shareholders will be promptly notified of any refused request for a telephone exchange. As long as these normal identification procedures are followed, neither the Fund nor its agents will be liable for loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone exchange privilege. You will not automatically be assigned this privilege unless you check the box on the Purchase Application which indicates that you wish to have the privilege. The exchange privilege may be modified or discontinued at any time.

         Shareholders may also exchange shares of any or all of an investment in the Fund for shares of the Portico Money Market Fund, the Portico Tax-Exempt Money Market Fund, or the Portico U.S. Government Fund (collectively the "Money Market Funds"). This Exchange Privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Funds, shareholders must read the Portico Money Market Funds' Prospectus. To obtain the Money Market Funds' Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The Transfer Agent charges a $5 fee for each telephone exchange which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. There is no charge for exchange transactions that are requested by mail. Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Funds. All accounts opened in a Money Market Fund as a result of using the Exchange Privilege must be registered in the identical name and taxpayer identification number as a shareholder's existing account with the Fund.

         For purposes of the Exchange Privilege, exchanges into and out of the Money Market Funds will be treated as shares owned in the Fund. For example, if an investor who owned shares in any one of the Fund moved an investment from one of the Funds to one of the Money Market Funds and then decided at a later date to move the investment back to the Fund, he or she would be deemed, once again, to own shares of the Fund and may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment.

         Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, shareholders may realize a taxable gain or loss on the transaction. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. The Distributor is entitled to receive a fee from the Money Market Funds for certain support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently limit the number of exchanges or to otherwise prohibit or restrict shareholders from using the Exchange Privilege at any time, without notice to shareholders. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund and may thus be restricted or refused. Excessive use of the Exchange Privilege is defined as more than five exchanges per calendar year. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares, as discussed in the Prospectus.

         The Money Market Funds are managed by Firstar Investment Research and Management Company, an affiliate of Firstar Trust Company. The Portico Funds, including the Money Market Funds, are unrelated to The Tocqueville Trust.

         CHECK REDEMPTION. A shareholder may request on the Purchase Application or by later written request to establish check redemption privileges for any of the Money Market Funds. The redemption checks ("Checks") will be drawn on the Money Market Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the particular Money Market Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. The initial checkbook is free, additional checkbooks are $5. The fee for additional checkbooks will be deducted from the shareholder's account. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Money Market Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

                    DIVIDENDS, DISTRIBUTIONS, AND TAX MATTERS

         DIVIDENDS AND DISTRIBUTIONS. Dividends are paid at least annually by the Fund. The Fund also distributes net capital gains (if any) at least annually. Dividends and distributions of shares may be reinvested at net asset value without an initial sales charge. Shareholders should indicate on the purchase application whether they wish to receive dividends and distributions in cash. Otherwise, all income dividends and capital gains distributions are automatically reinvested in the Fund at the next determined net asset value unless the Transfer Agent receives written notice from an individual shareholder prior to the record date, requesting that the distributions and dividends be distributed to the investor in cash.

         TAX MATTERS. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income or the 4% excise tax. If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including any capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

         Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes. Because it is anticipated that the investment income of the Fund will not include dividends from domestic corporations, none of the ordinary income dividends paid by the Fund should qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held his shares.

         Portions of the Fund's investment income may be subject to foreign income taxes withheld at the source. The economic effect of such withholding taxes or the total return of the Fund cannot be predicted. The Fund may elect to "pass through" to its shareholders these foreign taxes, in which event each shareholder will be required to include their pro rata portion thereof in their gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions by the Fund to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through", will be sent to shareholders promptly after the end of each year if the Fund so designates. A shareholder who purchases shares of the Fund just prior to the record date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase may have reflected the amount of such dividend.

         A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss recognized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss recognized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Ordinary income dividends paid to non-resident alien or foreign entity shareholders generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). Foreign shareholders are urged to consult their own tax advisers concerning the applicability of United States withholding taxes.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% backup withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption proceeds paid by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) and certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

               ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST

         The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in an unlimited number of series of shares. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive or conversion rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

         There will not normally be annual shareholder meetings. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Firstar Trust Company serves as the Fund's transfer and dividend paying agent, and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Its mailing address is 615 East Michigan Street, Milwaukee, WI 53202. Firstar Trust Company and The Chase Manhattan Bank serve as custodian for the portfolio securities and cash of the Fund.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, N.Y. 10022, is counsel for the Trust. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, N.Y. 10017-2416, has been appointed independent accountants for the Trust.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to The Tocqueville Trust c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202,
Attention: The Tocqueville Asia Pacific Fund, or may be made by calling 1-800-697-3863.

                                OTHER INFORMATION

         This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Trust.


         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

         The Code of Ethics of the Investment Advisor and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

                                                        Prospectus

                                                     February 28, 1997


                                                           THE
                                                        TOCQUEVILLE
                                                          TRUST


                                                      The Tocqueville
                                                     Asia-Pacific Fund


    INVESTMENT ADVISOR
  Tocqueville Asset Management L.P.
    1675 Broadway
    New York, New York 10019
    Telephone: (212) 698-0800

    DISTRIBUTOR
   Tocqueville Securities L.P.
        1675 Broadway
     New York, New York 10019
    Telephone: (800) 697-3863

     SHAREHOLDERS' SERVICING,
  CUSTODIAN AND TRANSFER AGENT
 Firstar Trust Company
        P.O. Box 701
 Milwaukee, Wisconsin 53201-0701
    Telephone: (800) 697-3863

     BOARD OF TRUSTEES
    Francois Sicart -- Chairman
      Bernard F. Combemale
       James B. Flaherty
    Inge Heckel
     Robert W. Kleinschmidt
      Francois Letaconnoux

                                                                     Rule 497(c)
                                                        Registration No. 33-8746

STATEMENT OF ADDITIONAL INFORMATION - February 28, 1997



                              THE TOCQUEVILLE TRUST


                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                         THE TOCQUEVILLE GOVERNMENT FUND


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.

         This Statement of Additional Information relates to the Trust's Prospectus which is dated February 28, 1997.



                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----


Investment  Policies and Risks..............................................  2
Investment Restrictions.....................................................  6
Management.................................................................   7
Investment Advisor and Investment Advisory Agreements......................   9
Distribution Plans.........................................................  10
Administrative Services  Agreement.........................................  11
Portfolio Transactions and Brokerage.......................................  11
Allocation of Investments..................................................  12
Computation of Net Asset Value.............................................  12
Purchase and Redemption of Shares..........................................  13
Tax Matters................................................................  13
Performance Calculation....................................................  19
General Information........................................................  21
Reports  ..................................................................  22
Financial Statements.......................................................  22

         The Tocqueville Trust (the "Trust") is a Massachusetts business trust currently consisting of five separate funds (the "Fund" or the "Funds"). Each Fund is an open-end, diversified management investment company with a different investment objective. This Statement of Additional Information relates to the following four funds only: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund. The Tocqueville Fund's investment objective is long-term capital appreciation  primarily  through  investments  in  securities  of United  States issuers. The Tocqueville Small Cap Value Fund's (the "Small Cap Fund") investment objective is long-term capital appreciation primarily through investments in securities of small-capitalization United States issuers. The Tocqueville International Value Fund's (the "International Fund") investment objective is long-term capital appreciation consistent with preservation of capital primarily through investments in securities of non-U.S. issuers. The Tocqueville Government Fund's (the "Government Fund") investment objective is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government. In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.

                          INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

         1. WRITING COVERED CALL OPTIONS ON SECURITIES AND STOCK INDICES

         The International Fund and the Government Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as their Investment Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund give the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

         The International Fund and the Government Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

         The International Fund and the Government Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

         The International Fund and the Government Fund may terminate an option that they have written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.

         2. PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND STOCK INDICES

         The International Fund may purchase put options to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

         The International Fund may also purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

         3. BORROWING

         Each Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

         4. REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.

         The Funds will always receive as collateral U.S. Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by a Fund, and the Funds will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

         5. FUTURES CONTRACTS

         The Government Fund and the International Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

         When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RISK FACTORS IN FUTURES TRANSACTIONS

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Investment Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

CONCLUSION

         Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.

                             INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Funds may not:

               (1) issue senior securities;

               (2) concentrate their investments in particular industries. No more than 25% of the value of a Fund's assets will be invested in any one industry;

               (3) with respect to 75% of the value of a Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund;

               (4) make loans of money or securities  other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

               (5) borrow money in excess of 10% of the value of a Fund's total assets from banks. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

               (6) buy or sell real estate, commodities, or commodity contracts, except a Fund may purchase or sell futures or options on futures;

               (7) underwrite securities;

               (8) invest in precious metals other than in accordance with a Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals; and

               (9) participate in a joint investment account.

         The following restrictions are non-fundamental and may be changed by the Funds' Board of Trustees. Pursuant to such restrictions, the Funds will not:

               (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

               (2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

               (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

               (4) except for The Tocqueville International Value Fund, invest in securities of foreign issuers other than in accordance with the respective Fund's investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

                                   MANAGEMENT

         The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or each Fund and persons or companies furnishing services to the Funds, including a Fund's agreement with an investment advisor, custodian and transfer agent. The day-to-day operations of the Funds are delegated to each Fund's officers subject always to the investment objectives and policies of each Fund and to general supervision by the Trust's Board of Trustees.

         The Trustees and officers and their principal occupations are noted below. Unless otherwise indicated the address of each Trustee and executive officer is 1675 Broadway, New York, New York 10019.

FRANCOIS DANIEL SICART,* CHAIRMAN, PRINCIPAL EXECUTIVE OFFICER AND TRUSTEE. Chairman and Chief Executive Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1990 to present; Chairman and Chief Executive Officer, Tocqueville Asset Management Corp. from December, 1985 to January, 1990; Vice Chairman of Tucker Anthony Management Corporation, from 1981 to October 1986; Vice President (formerly general partner) and other positions with Tucker Anthony, Inc. from 1969 to January, 1990.

JAMES B. FLAHERTY, TRUSTEE. President and Partner, Troutbeck Conference Center and Country Inn from October, 1979 to present; Vice President, Leedsville Realty and Construction Corp. from 1980 to present; Associate Creative Director, Young and Rubicam Advertising, and Dentsu, Young and Rubicam from March, 1983 to February, 1985; Creative Director and Senior Vice President, Tinker Campbell Ewald from October,

--------
* Interested person of the Funds as defined in the 1940 Act.

1977 to November, 1980; Partner/owner of Freshfields Restaurant, W. Cornell, CT; President/Creative Director of JBF Ltd., an advertising company.

INGE HECKEL, TRUSTEE. Management Consultant, 1988 to present; Executive Director, Princess Grace Foundation U.S.A. from June, 1986 to September, 1988; Vice President and Assistant Secretary, The Asia Society from September, 1984 to June, 1986; Executive Director, Metropolitan Boston Zoos from September, 1982 to July, 1984; President, Bradford College, Bradford, Massachusetts from September, 1979 to June, 1982; Trustee of Bradford College; Former Director and Chairman, Public Relations Committee, International Counsel of Museums (UNESCO); Former Director, BayBank/Merrimack Valley; Member, Art Advisory Board, Mount Holyoke College Art Museum.

ROBERT KLEINSCHMIDT,* PRESIDENT, PRINCIPAL OPERATING OFFICER AND TRUSTEE. President, Tocqueville Asset Management L.P. from January, 1994 to present and Managing Director from July, 1991 to January, 1994. Partner, David J. Greene & Co., May, 1978 to July, 1991. Assistant Vice President, Irving Trust Co., July, 1976 to May, 1978.

FRANCOIS LETACONNOUX, TRUSTEE. President, Lepercq de Neuflize & Co. from July, 1993 to present; Director, Lepercq 99 First Management Inc. from 1988 to present; Director, Lepercq de Neuflize & Co., Inc. (investment bank) from 1988 to present; Managing Director, Lepercq Capital Partners (real estate investment firm), from 1974 to present.

BERNARD F. COMBEMALE, TRUSTEE. Investment Management Consultant, 1981 to present; Chairman and Chief Executive Officer, Trusthouse Forte Inc., 1984 to 1988; Chairman of the Executive Committee & Director, Western World Insurance Company, 1981 to present; Director, Westco Holding Corporation, 1981 to present; Director, The French-American Foundation, 1980 to present; Trustee, The Princess Grace Foundation -U.S.A., 1980 to present.

JOSEPH COOPER, SECRETARY AND TREASURER. Vice President and Treasurer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1990 to present. Vice President, Treasurer and Chief Financial Officer, Tocqueville Asset Management Corporation from December, 1985 to February, 1990. Self-employed as a public accountant.

KIERAN LYONS, VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. Chief Financial Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1992 to present. Certified Public Accountant, Pegg & Pegg, February, 1985 to January, 1992.

         Under the terms of the Massachusetts General Corporation Law, the Funds may indemnify any person who was or is a Trustee, officer or employee of each Fund to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Funds only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by a Fund to any Trustee or officer of the Fund for any liability to a Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Funds do not pay direct remuneration to any officer of a Fund. As of January 31, 1997, the Trustees and officers as a group owned beneficially 9.63% of The Tocqueville Fund's outstanding shares, 2.67% of the International Fund's outstanding shares, 7.87% of the Small Cap Fund's outstanding shares, and 16.30% of the Government Fund's outstanding shares, all of which were acquired for investment purposes. Certain of the

Trustees and officers may have investment discretion for institutional and private accounts which own shares of the Funds, however the Trustees and officers do not have the power to vote such shares and have disclaimed beneficial ownership of such shares. For the fiscal year ended October 31, 1996, the Trust paid the "disinterested" Trustees an aggregate of $12,000; each disinterested Trustee received $750 per quarter, notwithstanding the number of Board Meetings and Audit Committee Meetings attended. "Interested" Trustees do not receive Trustees' fees. The Trust did not reimburse Trustee expenses.


         The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:


                                                        Pension or                                       Total
                                                        Retirement                                       Compensation
                                 Aggregate              Benefits Accrued        Estimated Annual         from Fund and
Name of Person,                  Compensation           as Part of Fund         Benefits Upon            Fund Complex
Position                         from Fund              Expenses                Retirement               Paid to Trustees
---------------                  ------------           ----------------        ----------------         ----------------

Francois Sicart                         $0                      $0                      $0                         $0

Bernard F. Combemale                $3,000                      $0                      $0                     $3,000

James B. Flaherty                   $3,000                      $0                      $0                     $3,000

Inge Heckel                         $3,000                      $0                      $0                     $3,000

Robert Kleinschmidt                     $0                      $0                      $0                         $0

Francois Letaconnoux                $3,000                      $0                      $0                     $3,000



              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENTS

         Tocqueville Asset Management L.P. (the "Investment Advisor"), 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Investment Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Funds.

         The Investment Advisor receives a fee from: (1) both The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and
 .65% of average daily net assets in excess of $500 million; (2) The Tocqueville International Value Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $50 million of the average daily net assets, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million; and (3) The Tocqueville Government Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of .50% on the first $500 million of the average daily net assets of the Fund, .40% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .30% of average daily net assets in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund's shares. The advisory fees are higher than that paid by most investment companies but the Board of Trustees believes them to be reasonable in light of the services each Fund receives thereunder. For the years ended October 31, 1994, 1995 and 1996, with respect to The Tocqueville Fund , the Investment Advisor earned advisory fees of $219,470, $240,219, and $256,312, respectively, after waivers of $0, $0 and $36,154, respectively. For the period August 1, 1994 to October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, with respect to the International Fund , the Investment Advisor earned advisory fees of $0, $0, and $99,116, respectively, after waivers of $4,201, $35,890, and $68,161, respectively. For the period August 1, 1994 to October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, with respect to the Small Cap Fund , the Investment Advisor earned advisory fees of $0, $58,456, and
$62,717,   respectively,   after  waivers  of  $11,420,   $4,147,  and  $19,096,
respectively. Finally, for the period August 14, 1995 to October 31, 1995 and the fiscal year ended October 31, 1996, with respect to the Government Fund , the Investment Advisor earned advisory fees of $0 and $0, respectively, after waivers of $3,453 and $44,692, respectively.

         Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and each Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

         Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of each Fund's outstanding shares. Each Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

                               DISTRIBUTION PLANS

         Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan"). The Plans provide that a Fund may incur distribution expenses related to the sale of shares of up to .25% per annum of such Fund's average daily net assets.

         Each plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with each Fund or its distributor. The Tocqueville Fund accrued after waiver $73,157, $80,011 and $97,578, respectively, in distribution expenses for the years ended October 31, 1994, 1995, and 1996, respectively. The International Fund accrued after waiver $0, $0 and $27,121, respectively, for the period August 1, 1994 to October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, respectively. The Small Cap Fund accrued after waiver $0, $0 and $14,595, respectively, for the period August 1, 1994 to October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, respectively. The Government Fund accrued after waiver $0 and $8,058, respectively, for the period August 14, 1995 to October 31, 1995 and the fiscal year ended October 31, 1996, respectively.

         As  of  October  31,  1996,  The  Tocqueville  Fund,  Small  Cap  Fund,
International Fund, and Government Fund had $96,670, $78,055 , $71,716, and $22,255, respectively, (0.23%, 0.68%, 0.30%, and 0.23%, respectively, as a percentage of each Fund's net assets) of unreimbursed distribution expenses.

         In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the "disinterested" Trustees, as defined in the 1940 Act) considered various factors and determined that there is a reasonable likelihood that each Plan will benefit its Fund and its shareholders. Each Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plans remain in effect, each Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to each of the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

                        ADMINISTRATIVE SERVICES AGREEMENT

         Tocqueville Asset Management L.P., supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Investment Advisor. The Investment Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine and the Investment Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Investment Advisor may consider sales of shares of each Fund and of any other funds advised or managed by the Investment Advisor as a factor in the selection of unaffiliated brokers to execute portfolio transactions for each Fund, subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and, the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Investment Advisor for each Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of the Investment Advisor's ongoing responsibilities with respect to the Funds. For the fiscal year ended October 31, 1994, the Tocqueville Fund, Small Cap Fund, and International Fund paid total brokerage commissions on portfolio transactions in the amount of $84,586, $25,057 and $1,116, respectively, and for the fiscal year ended October 31, 1995, the Tocqueville Fund, Small Cap Fund, International Fund, and Government Fund paid total brokerage commissions on portfolio transactions in the amount of $71,728, $71,128, $39,142, and $7,913, respectively. For the fiscal year ended October 31, 1996, the Tocqueville Fund, Small Cap Fund, International Fund, and Government Fund paid total brokerage commissions  on  portfolio  transactions  in the amount of  $103,140,  $101,089,
$130,401, and $24,363, respectively. Commissions earned by Tocqueville Securities L.P., the Funds' distributor for services rendered as a registered broker-dealer in securities transactions for the fiscal year ended October 31, 1994, 1995 and 1996, respectively, were: the Tocqueville Fund: $84,586, $39,665 and $63,555, respectively; the Small Cap Fund: $25,057, $23,016 and $47,933 respectively; the International Fund: $1,116, $0 and $1,509 respectively; and the Government Fund: $0, $7,912 and $9,213 respectively. For the fiscal year ended October 31, 1996, the percentage of each Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were: the Tocqueville Fund:
60.09% and $63,555, respectively; the Small Cap Fund: 46.61% and $47,933, respectively; the International Fund: 1.15% and $1,509, respectively; and the Government Fund: 37.81% and $9,213, respectively.

                            ALLOCATION OF INVESTMENTS

         The Investment Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Investment Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Investment Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Investment Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.

                         COMPUTATION OF NET ASSET VALUE

         Each Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by a Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of a Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchanges quotations. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

                        PURCHASE AND REDEMPTION OF SHARES

         A complete description of the manner by a which a Fund's shares may be purchased and redeemed, including discussions concerning the front-end sales load appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a

Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.


         In general, for purposes of determining whether capital gain or loss recognized by the the Government Fund or International Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Government Fund or the International Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the the Government Fund or International Fund on the lapse of, or any gain or loss recognized by the Government Fund, or the International Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by the Government Fund or International Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         The Government Fund, or International Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under proposed Treasury Regulations the International Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Tocqueville Fund and the Small Cap Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Such dividends paid by the Government Fund and the International Fund. generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the- money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2)  by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the International Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the International Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Asia-Pacific Fund's or the International Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             PERFORMANCE CALCULATION

         For purposes of quoting and comparing the performance of each Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

        P(1 + T)n    =  ERV
        Where:          P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years (1, 5 or 10)
              ERV    =  ending  redeemable  value of a hypothetical  $1,000
                        payment, made at the beginning of the 1,5 or 10 year period, at the end of such period (or fractional portion thereof.)

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of a Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by a Fund would be included at that time.

         In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                YIELD =   2[( ----- +1)6-1]
                                      cd

     Where:  a =  dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.


         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated pursuant to the SEC's formula and assuming an ending redeemable value of an initial $1,000 investment, The Tocqueville Fund's total return for the 1 year, 3 year, 5 year and since inception periods ended October 31, 1996 was 17.74%, 13.74%, 15.91% and 11.47%, respectively; the total return for the International Fund for the 1 year and since inception periods ended October 31, 1996 was 11.44% and 8.68%; the total return for the Small Cap Fund for the 1 year and since inception periods ended October 31, 1996 was 14.92% and 16.08%; and the total return for the Government Fund for the 1 year and since inception periods ended October 31, 1996 was 1.62% and 2.22%. For the 30 day period ended October 31, 1996, the Government Fund's yield was 3.54%.

                               GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST

         The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Investment Advisory Agreement and Distribution Plan.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PRINCIPAL HOLDERS

           As of January 31, 1997, the following shareholders owned 5% or more of a Fund's shares:

- The Tocqueville Fund Tocqueville Asset Management L.P. held discretion over 1,375,705.697 shares (48.57%)

- The Tocqueville Small Cap Value Fund Tocqueville Asset Management L.P. held discretion over 556,968.856 shares (56.65%)

- The Tocqueville International Value Fund Tocqueville Asset Management L.P. held discretion over 2,113,588.838 (95.82%)

- The Tocqueville Government Fund Tocqueville Asset Management L.P. held discretion over 924,676.600 shares (57.92%)

         The address of Tocqueville Asset Management L.P. is 1675 Broadway, New York, New York 10019.

                                     REPORTS

         Shareholders receive reports at least semi-annually showing each Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Trust's independent accountants.

                              FINANCIAL STATEMENTS

         The Financial Statements for each Fund for the fiscal year ended October 31, 1996 and for the six months ended April 30, 1996, respectively, are incorporated by reference from the Annual Report to Shareholders dated October 31, 1996 and the Semi-Annual Report to Shareholders dated April 30, 1996, respectively.

                                                                     Rule 497(c)
                                                        Registration No. 33-8746

STATEMENT OF ADDITIONAL INFORMATION - February 28, 1997


                              THE TOCQUEVILLE TRUST

                        THE TOCQUEVILLE ASIA-PACIFIC FUND

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or calling (800) 697-3863.


         This Statement of Additional Information relates to Trust's Prospectus which is dated February 28, 1997.


                                TABLE OF CONTENTS
                                                                           PAGE


Investment  Policies and Risks..............................................  2
Investment Restrictions.....................................................  5
Management..................................................................  7
Investment Advisor and Investment Advisory  Agreement.......................  9
Distribution  Plan.......................................................... 10
Administrative Services  Agreement.......................................... 10
Portfolio Transactions and Brokerage........................................ 11
Allocation of Investments................................................... 11
Computation of Net Asset Value.............................................. 12
Purchase and Redemption of Shares........................................... 12
Tax Matters................................................................. 12
Performance Calculation..................................................... 19
General Information......................................................... 20
Reports  ................................................................... 22
Financial Statements........................................................ 22

         The Tocqueville Trust (the "Trust") is a Massachusetts business trust currently consisting of five separate funds (the "Funds"). Each Fund is an open-end, diversified management investment company with a different investment objective. This Statement of Additional Information relates to The Tocqueville Asia-Pacific Fund (the "Fund") only. The Fund's investment objective is long-term capital appreciation consistent with preservation of capital primarily through investment in securities of issuers located in Asia and the Pacific Basin. There is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                          INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

         1. WRITING COVERED CALL OPTIONS ON SECURITIES AND STOCK INDICES

         The Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as its Investment Advisor determines is appropriate in seeking to attain their objective. A call option written by the Fund give the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

         The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

         The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

         The Fund may terminate an option that it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

         2. PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND STOCK INDICES

         The Fund may purchase put options to protect their portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

         The Fund may also purchase call options to hedge against an increase in prices of stock indices or securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

         3. BORROWING

         The Fund may, from time to time, borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

         4. REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain . The Fund will receive interest from the institution until the time when the repurchase is to occur.

         The Fund will always receive as collateral U.S. Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

         5. FUTURES CONTRACTS

         The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.


         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         The Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RISK FACTORS IN FUTURES TRANSACTIONS

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Investment Advisor does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

CONCLUSION

         Unlike the fundamental investment objective of the Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Fund has the right to modify the investment policies described above without shareholder approval.

                             INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by the Fund and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

               (1) issue senior securities;

               (2) concentrate its investments in particular industries. No more than 25% of the value of the Fund's assets will be invested in any one industry;

               (3) with respect to 75% of the value of the Fund's assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund;

               (4) make loans of money or securities  other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

               (5) borrow money in excess of 10% of the value of the Fund's total assets from banks. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

               (6) buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures;

               (7) underwrite securities;

               (8) invest in precious metals other than in accordance with the Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals; and

               (9) participate in a joint investment account.

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Pursuant to such restrictions, the Fund will not:

               (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

               (2) purchase the securities of any other investment company, if , immediately after such purchase or acquisition, owns in the aggregate,
          (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; and

               (3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

                                   MANAGEMENT

         The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or the Fund and persons or companies furnishing services to the Fund, including the Fund's agreement with an investment advisor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers subject always to the investment objectives and policies of the Fund and to general supervision by the Trust's Board of Trustees.

         The Trustees and officers and their principal occupations are noted below. Unless otherwise indicated the address of each Trustee and executive officer is 1675 Broadway, New York, New York 10019.

FRANCOIS DANIEL SICART,* CHAIRMAN, PRINCIPAL EXECUTIVE OFFICER AND TRUSTEE. Chairman and Chief Executive Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1990 to present; Chairman and Chief Executive Officer, Tocqueville Asset Management Corp. from December, 1985 to January, 1990; Vice Chairman of Tucker Anthony Management Corporation, from 1981 to October 1986; Vice President (formerly general partner) and other positions with Tucker Anthony, Inc. from 1969 to January, 1990.

JAMES B. FLAHERTY, TRUSTEE. President and Partner, Troutbeck Conference Center and Country Inn from October, 1979 to present; Vice President, Leedsville Realty and Construction Corp. from 1980 to present; Associate Creative Director, Young and Rubicam Advertising, and Dentsu, Young and Rubicam from March, 1983 to February, 1985; Creative Director and Senior Vice President, Tinker Campbell Ewald from October, 1977 to November, 1980; Partner/owner of Freshfields
Restaurant, W. Cornell, CT; President/Creative Director of JBF Ltd., an advertising company.

INGE HECKEL, TRUSTEE. Management Consultant, 1988 to present; Executive Director, Princess Grace Foundation U.S.A. from June, 1986 to September, 1988; Vice President and Assistant Secretary, The Asia Society from September, 1984 to June, 1986; Executive Director, Metropolitan Boston Zoos from September, 1982 to July, 1984; President, Bradford College, Bradford, Massachusetts from September, 1979 to June, 1982; Trustee of Bradford College; Former Director and Chairman, Public Relations Committee, International Counsel of Museums (UNESCO); Former Director, BayBank/Merrimack Valley; Member, Art Advisory Board, Mount Holyoke College Art Museum.

ROBERT KLEINSCHMIDT,* PRESIDENT, PRINCIPAL OPERATING OFFICER AND TRUSTEE. President, Tocqueville Asset Management L.P. from January, 1994 to present and Managing Director from July, 1991 to January, 1994. Partner, David J. Greene & Co., May, 1978 to July, 1991. Assistant Vice President, Irving Trust Co., July, 1976 to May, 1978.

FRANCOIS LETACONNOUX, TRUSTEE. President, Lepercq de Neuflize & Co. from July, 1993 to present; Director, Lepercq 99 First Management Inc. from 1988 to present; Director, Lepercq de Neuflize & Co., Inc.

--------
* Interested person of the Funds as defined in the 1940 Act.

(investment bank) from 1988 to present; Managing Director, Lepercq Capital Partners (real estate investment firm), from 1974 to present.

BERNARD F. COMBEMALE, TRUSTEE. Investment Management Consultant, 1981 to present; Chairman and Chief Executive Officer, Trusthouse Forte Inc., 1984 to 1988; Chairman of the Executive Committee & Director, Western World Insurance Company, 1981 to present; Director, Westco Holding Corporation, 1981 to present; Director, The French-American Foundation, 1980 to present; Trustee, The Princess Grace Foundation -U.S.A., 1980 to present.

JOSEPH COOPER, SECRETARY AND TREASURER. Vice President and Treasurer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1990 to present. Vice President, Treasurer and Chief Financial Officer, Tocqueville Asset Management Corporation from December, 1985 to February, 1990. Self-employed as a public accountant.

KIERAN LYONS, VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. Chief Financial Officer, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January, 1992 to present. Certified Public Accountant, Pegg & Pegg, February, 1985 to January, 1992.

         Under the terms of the Massachusetts General Corporation Law, the Fund may indemnify any person who was or is a Trustee, officer or employee of the Fund to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Fund to any Trustee or officer of the Fund for any liability to the Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Fund does not pay direct remuneration to any officer of the Fund. As of January 31, 1997, the Trustees and officers as a group owned beneficially 2.80% of the Fund's outstanding shares, all of which were acquired for investment purposes. Certain of the Trustees and officers may have investment discretion for institutional and private accounts which own shares of the Fund , however the Trustees and officers do not have the power to vote such shares and have disclaimed beneficial ownership of such shares. For the fiscal year ended October 31, 1996, the Trust paid the "disinterested" Trustees an aggregate of $12,000; each disinterested Trustee received $750 per quarter, notwithstanding the number of Board Meetings and Audit Committee Meetings attended. "Interested" Trustees do not receive Trustees' fees. The Trust did not reimburse Trustee expenses.


         The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:


                                       Pension or                               Total
                                       Retirement                               Compensation
                       Aggregate       Benefits Accrued     Estimated Annual    from Fund and
Name of Person,        Compensation    as Part of Fund      Benefits Upon       Fund Complex
Position               from Fund       Expenses             Retirement          Paid to Trustees
---------------        ------------    ----------------     ----------------    ----------------

Francois Sicart               $0             $0                   $0                    $0

Bernard F. Combemale      $3,000             $0                   $0                $3,000


                                            -8-



James B. Flaherty         $3,000             $0                   $0                  $3,000

Inge Heckel               $3,000             $0                   $0                  $3,000

Robert Kleinschmidt           $0             $0                   $0                      $0

Francois Letaconnoux      $3,000             $0                   $0                  $3,000


              INVESTMENT ADVISOR AND INVESTMENT ADVISORY AGREEMENT

         Tocqueville Asset Management L.P. (the "Investment Advisor"), 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to the Fund under a separate investment advisory agreement (the "Agreement"). The Agreement provides that the Investment Advisor identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Investment Advisor has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Fund.

         The Investment Advisor receives a fee from the Fund, calculated daily and payable monthly, for the performance of its services at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares. The advisory fee is higher than that paid by most investment companies but the Board of Trustees believes it to be reasonable in light of the services the Fund receives thereunder. For the years ended October 31, 1994, 1995, and 1996, the Investment Advisor earned advisory fees of $0, $0 and $46,714, respectively after waivers of $44,646, $48,530, and $56,680, respectively.

         Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and the Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

         The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of the Fund's outstanding shares. The Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

                                DISTRIBUTION PLAN

         The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to .25% per annum of the average daily net assets.

         The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with the Fund or its distributor. The Fund accrued after waiver $37, $0 and $18,319, respectively, in distribution expenses for the years ended October 31, 1994, 1995, and 1996, respectively.

         As of October 31, 1996 , the Fund had $66,730 (0.37% as a percentage net assets) of unreimbursed distribution expenses.

         In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the "disinterested" Trustees, as defined in the 1940 Act) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plan remains in effect, the Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

                        ADMINISTRATIVE SERVICES AGREEMENT

         Tocqueville Asset Management L.P., supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, Tocqueville Asset Management L.P. supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain employees and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Funds may include) Tocqueville Asset Management L.P. and its affiliates. For these services and facilities, Tocqueville Asset Management L.P. receives with a fee computed and paid monthly at an annual rate of 0.15% of average daily net assets .

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Investment Advisor. The Investment Advisor is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisor for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine and the Investment Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, the Investment Advisor may consider sales of shares of the Fund and of any other funds advised or managed by the Investment Advisor as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

         In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and, the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Investment Advisor for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of the Investment Advisor's ongoing responsibilities with respect to the Fund. For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid total brokerage commissions on portfolio transactions in the amount of $83,423, $26,286 and $158,625, respectively. Commissions earned by Tocqueville Securities L.P., the Fund's distributor for services rendered as a registered broker-dealer in securities transactions for the fiscal year ended October 31, 1994, 1995 and 1996, respectively; $83,423, $0 and $175, respectively. For the fiscal year ended October 31, 1996, the percentage of the Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were 0.14% and $225, respectively.

                            ALLOCATION OF INVESTMENTS

         The Investment Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds and the other funds of the Trust, some of which have similar investment objectives to the Fund. As such, there will be times when the Investment Advisor may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Investment Advisor to allocate purchases and sales among the Fund and its other clients in a manner which the Investment Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE

         The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Investments in gold bullion will be valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchanges quotations. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

                        PURCHASE AND REDEMPTION OF SHARES

         A complete description of the manner by a which the Fund's shares may be purchased and redeemed, including discussions concerning the front-end sales load appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI.

However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of the Fund, (2) disposes of such shares less than 91 days after they are acquired and
(3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PERFORMANCE CALCULATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

         P(1 + T)n = ERV
         Where:      P = a hypothetical initial payment of $1,000
                     T = average  annual  total  return
                     n = number  of  years  (1, 5 or 10)
               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1,5 or 10 year period, at the end of such period (or fractional portion thereof.)

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

         In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    a-b
     YIELD =   2[( ----- +1)6-1]
                    cd

Where: a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d =  the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated pursuant to the SEC's formula and assuming an ending redeemable value of an initial $1,000 investment, the total return for the Fund for the 1 year, 3 year and since inception periods ended October 31, 1996 was (3.92%), (1.42%) and 2.97%.

                               GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST

         The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust's Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Asia-Pacific Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to "The Tocqueville Trust," and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Investment Advisory Agreement and Distribution Plan.

         The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PRINCIPAL HOLDERS

         As of January 31, 1997, the following shareholders owned 5% or more of the Fund's shares:

- Tocqueville Asset Management L.P. held discretion over 2,122,962.740 shares (94.58%)


The address of Tocqueville Asset Management L.P. is 1675 Broadway, New York, New York 10019.

                                     REPORTS


         Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Trust's independent accountants.


                              FINANCIAL STATEMENTS


         The Financial Statements for the Fund for the fiscal year ended October 31, 1996 and for the six months ended April 30, 1996, respectively, are incorporated by reference from the Annual Report to Shareholders dated October 31, 1996 and the Semi-Annual Report to Shareholders dated April 30, 1996, respectively.